Exhibit 99.2

Statistical Supplement

(unaudited)

Second Quarter 2007

Ameriprise Financial, Inc.

Table of Contents

Page
Ameriprise Financial, Inc.
Financial Summary	1
Consolidated Income Statements	2
Financial Advisor and Client Metrics	3
Corporate Volumes	4
Consolidated Balance Sheets	5
Investment Detail	6
Selected Balance Sheet Information	7
Adjusted Segment Information	8
Asset Accumulation and Income Segment
Income Statements	9
Revenues by Product	10
Retail Managed Assets Rollforwards	11
Institutional Managed Assets Rollforwards	12
Financial Advisor Managed Assets Rollforwards	13
Owned Assets Related to Variable Products	14
Net Investment Income and Spread Products	15
Selected Asset Management Ranking Information	16
Deferred Acquisition Costs Rollforwards	17
Protection Segment
Income Statements	18
Revenues by Product	19
Selected Statistical Information	20
Product Rollforwards	21
Corporate and Other and Eliminations Segment
Income Statements	22
Capital and Ratings Information	23
Non-GAAP Financial Information and Reclassification	24
Glossary of Selected Terminology	25-27
Exhibit A
RiverSourceSM Mutual Fund Performance and Lipper Ranking	A1 - A5
Exhibit B
Adjusted Earnings Reconciliation Tables	B1 - B10
Exhibit C
Prior Statistical Supplement Reconciliation Tables	C1

Ameriprise Financial, Inc.

Financial Summary

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions, except per share amounts, headcount and where noted, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
EPS - Basic: (1)
Net income	$0.57	$0.71	$0.70	$0.69	$0.83	46%	$1.15	$1.51
Separation costs, after-tax	0.22	0.23	0.33	0.22	0.17	(23)%	0.39	0.40
Adjusted earnings, after-tax	$0.79	$0.94	$1.03	$0.91	$1.00	27%	$1.54	$1.91

EPS - Diluted:
Net income	$0.57	$0.71	$0.69	$0.68	$0.81	42%	$1.14	$1.49
Separation costs, after-tax	0.22	0.23	0.33	0.22	0.17	(23)%	0.39	0.39
Adjusted earnings, after-tax	$0.79	$0.94	$1.02	$0.90	$0.98	24%	$1.53	$1.88

Management’s financial targets and performance:
Adjusted revenue growth: Target 6 - 8%	12.9%	4.9%	15.6%	5.8%	6.3%		11.4%	6.1%
Adjusted earnings per diluted share growth: Target 12 - 15%	21.5%	28.8%	32.5%	20.0%	24.1%		17.7%	22.9%
Adjusted return on equity: Target 12 - 15%	10.7%	11.2%	11.8%	12.2%	12.5%		10.7%	12.5%

Contribution margin	52.8%	50.5%	51.9%	51.9%	50.9%		51.5%	51.4%
Net income margin	6.9%	8.8%	7.9%	8.0%	9.0%		7.1%	8.5%
Effective tax rate on net income	24.3%	19.8%	15.5%	23.6%	20.0%		24.2%	21.7%
Effective tax rate on adjusted earnings	27.8%	24.0%	23.0%	26.9%	23.1%		27.3%	25.0%
Return on equity	7.1%	7.6%	8.3%	8.6%	9.2%		7.1%	9.2%

Debt to total capital	25.1%	22.5%	21.9%	22.3%	22.4%		25.1%	22.4%
Debt to total capital excluding non-recourse debt	21.7%	20.5%	20.2%	20.6%	20.8%		21.7%	20.8%
Debt to total capital excluding non-recourse debt and 75% equity credit	17.6%	16.7%	16.4%	16.7%	16.9%		17.6%	16.9%

Business metrics summary:
Owned, managed and administered assets (in billions)	$427.9	$440.0	$466.1	$473.9	$483.9	13%	$427.9	$483.9
Total financial advisors	12,372	12,427	12,592	12,342	12,076	(2)%	12,372	12,076
Clients with a financial plan percentage	44%	44%	45%	45%	45%		44%	45%
Total clients (in thousands)	2,770	2,779	2,786	2,774	2,781	—	2,770	2,781
Gross dealer concession	$545	$545	$596	$624	$653	20%	$1,072	$1,277

Employee base:
Field (employee advisors)	3,056	3,063	3,178	2,987	2,731	(11)%	3,056	2,731
Non-field	8,607	8,647	8,680	8,960	8,904	3%	8,607	8,904

Common shares outstanding	244.1	242.1	241.4	236.6	235.3	(4)%	244.1	235.3

Weighted average common shares outstanding:
Basic	246.3	244.5	243.3	240.7	237.4	(4)%	249.3	239.0
Diluted	248.0	246.4	246.3	244.1	241.0	(3)%	250.8	242.6

Book value:
Book value	$7,235	$7,753	$7,925	$7,731	$7,600	5%	$7,235	$7,600
Book value, excluding the impact of accumulated other comprehensive income (OCI)	7,901	7,979	8,134	7,874	7,955	1%	7,901	7,955
Book value per common share outstanding	29.64	32.02	32.83	32.68	32.30	9%	29.64	32.30
Book value per common share outstanding, excluding the impact of OCI	$32.37	$32.96	$33.70	$33.28	$33.81	4%	$32.37	$33.81

(1)EPS for other than EPS-Net income are non-GAAP financial measures.

#Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Revenues
Management, financial advice and service fees	$721	$720	$814	$791	$863	20%	$1,431	$1,654
Distribution fees	325	300	374	344	415	28%	626	759
Net investment income	522	542	566	518	485	(7)%	1,096	1,003
Premiums	229	244	239	236	243	6%	449	479
Other revenues	256	171	168	174	176	(31)%	400	350
Total revenues	2,053	1,977	2,161	2,063	2,182	6%	4,002	4,245

Expenses
Compensation and benefits:
Field	436	428	478	486	538	23%	859	1,024
Non-field	330	328	374	356	367	11%	646	723
Total compensation and benefits	766	756	852	842	905	18%	1,505	1,747
Interest credited to account values	307	317	316	287	303	(1)%	631	590
Benefits, claims, losses and settlement expenses	225	233	245	219	230	2%	452	449
Amortization of deferred acquisition costs	153	87	104	134	125	(18)%	281	259
Interest and debt expense	28	32	33	32	32	14%	51	64
Other expenses	304	248	285	248	279	(8)%	554	527
Total expenses before separation costs (1)	1,783	1,673	1,835	1,762	1,874	5%	3,474	3,636

Income before income tax provision and separation costs (1)	270	304	326	301	308	14%	528	609
Income tax provision before tax benefit attributable to separation costs (1)	75	73	75	81	71	(5)%	144	152

Income before separation costs (1)	195	231	251	220	237	22%	384	457
Separation costs, after-tax (1)	54	57	80	55	41	(24)%	98	96
Net income	$141	$174	$171	$165	$196	39%	$286	$361

Other Information
Net investment gains (losses), after-tax	$4	$9	$17	$6	$1	(75)%	$7	$7
Dividends paid	$27	$27	$26	$27	$36	33%	$55	$63
Contribution margin	52.8%	50.5%	51.9%	51.9%	50.9%		51.5%	51.4%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Advisor and Client Metrics

						2Q ’07 vs. 2Q ’06	Year-to-Date
(unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Financial Advisors
Employee advisors	3,056	3,063	3,178	2,987	2,731	(11)%	3,056	2,731
Franchisee advisors	7,499	7,571	7,651	7,611	7,642	2%	7,499	7,642
Total branded financial advisors	10,555	10,634	10,829	10,598	10,373	(2)%	10,555	10,373
Securities America, Inc. registered representatives	1,817	1,793	1,763	1,744	1,703	(6)%	1,817	1,703
Total financial advisors	12,372	12,427	12,592	12,342	12,076	(2)%	12,372	12,076

Employee advisor retention	60%	63%	63%	63%	62%		60%	62%
Franchisee advisor retention	91%	93%	93%	93%	93%		91%	93%

Gross dealer concession per branded advisor (in thousands)	$44.7	$45.0	$49.2	$51.1	$54.3	21%	$88.5	$105.4

Client Relationships
Total clients (in thousands)	2,770	2,779	2,786	2,774	2,781	—	2,770	2,781
Client retention	93%	93%	93%	93%	94%		93%	94%

Branded advisor clients (in thousands)	2,480	2,480	2,482	2,466	2,466	(1)%	2,480	2,466

Clients with a financial plan percentage	44%	44%	45%	45%	45%		44%	45%

Financial plans sold (in thousands)	58	55	61	66	59	2%	121	125

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate Volumes

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions unless otherwise noted, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Owned, managed and administered assets (in billions)
Owned assets	$89.1	$92.7	$97.2	$98.2	$100.9	13%	$89.1	$100.9
Managed assets	276.1	283.4	299.8	305.3	310.5	12%	276.1	310.5
Administered assets	62.7	63.9	69.1	70.4	72.5	16%	62.7	72.5
Total owned, managed and administered assets	$427.9	$440.0	$466.1	$473.9	$483.9	13%	$427.9	$483.9

Ending RiverSource Managed Assets (in billions)	$151.0	$152.4	$156.7	$156.3	$159.2	5%	$151.0	$159.2

Cash Sales
By product:
Mutual funds and non-proprietary SPS wrap net flows	$9,145	$8,028	$8,574	$10,617	$11,590	27%	$18,669	$22,207
Annuities	3,475	3,341	3,257	3,296	3,594	3%	6,345	6,890
Investment certificates	373	382	696	236	220	(41)%	808	456
Life and other insurance products	265	273	274	274	278	5%	554	552
Institutional products and services	1,790	1,912	2,485	2,517	1,159	(35)%	4,040	3,676
Other	518	455	1,275	731	1,295	#	840	2,026
Total	$15,566	$14,391	$16,561	$17,671	$18,136	17%	$31,256	$35,807

By channel:
Branded advisor cash sales and wrap net flows	$8,707	$7,761	$9,465	$9,706	$11,318	30%	$17,205	$21,024
Securities America, Inc.	2,124	1,950	1,805	2,234	2,257	6%	4,161	4,491
Third-party distribution	398	427	427	407	470	18%	703	877
Institutional	1,217	1,197	1,817	1,834	921	(24)%	3,226	2,755
Threadneedle	2,758	2,705	2,676	3,094	2,789	1%	5,178	5,883
All other (AEB, etc.)	362	351	371	396	381	5%	783	777
Total	$15,566	$14,391	$16,561	$17,671	$18,136	17%	$31,256	$35,807

Total gross dealer concession	$545	$545	$596	$624	$653	20%	$1,072	$1,277

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Balance Sheets

	June 30,	September 30,	December 31,	March 31,	June 30,
(in millions, unaudited)	2006	2006	2006	2007	2007
Assets
Cash and cash equivalents	$2,101	$3,309	$2,717	$2,413	$3,303
Investments	37,027	36,198	35,553	34,446	31,704
Receivables	2,441	2,504	2,960	3,022	3,207
Deferred acquisition costs	4,342	4,423	4,499	4,337	4,462
Separate account assets	45,751	48,834	53,848	56,281	60,470
Restricted and segregated cash	1,002	1,059	1,236	1,175	1,277
Other assets	3,385	3,177	3,359	3,486	3,709
Total assets	$96,049	$99,504	$104,172	$105,160	$108,132

Liabilities
Future policy benefits and claims	$31,546	$30,794	$30,033	$29,153	$28,318
Customer deposits	5,871	6,563	6,707	6,483	6,055
Accounts payable and accrued expenses	1,921	1,735	1,788	1,672	1,850
Debt	2,419	2,254	2,225	2,225	2,197
Separate account liabilities	45,751	48,834	53,848	56,281	60,470
Other liabilities	1,306	1,571	1,646	1,615	1,642
Total liabilities	88,814	91,751	96,247	97,429	100,532

Shareholders’ Equity
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	4,254	4,291	4,353	4,468	4,533
Retained earnings	3,976	4,123	4,268	4,268	4,428
Treasury stock	(332)	(438)	(490)	(865)	(1,009)
Accumulated other comprehensiveincome (loss), net of tax	(666)	(226)	(209)	(143)	(355)
Total shareholders’ equity	7,235	7,753	7,925	7,731	7,600
Total liabilities and shareholders’ equity	$96,049	$99,504	$104,172	$105,160	$108,132

Ameriprise Financial, Inc.

Investment Detail

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions unless otherwise noted, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Net Investment Income
Investment income on fixed maturities	$522	$524	$531	$515	$493	(6)%	$1,065	$1,008
Realized gains (losses)	6	14	27	9	2	(67)%	10	11
Income related to interest credited and benefits line hedges	(13)	18	15	(3)	(6)	54%	(12)	(9)
Other (including seed money)	7	(14)	(7)	(3)	(4)	#	33	(7)
Total net investment income	$522	$542	$566	$518	$485	(7)%	$1,096	$1,003

Equity by Legal Entity
RiverSource Life Insurance Company	$4,818	$5,227	$5,270	$5,167	$5,000	4%
IDS Property Casualty Insurance Company	506	534	557	575	569	12%
Ameriprise Certificate Company	199	234	230	229	199	—
Ameriprise Bank, FSB	—	172	169	172	172	—
Other	1,712	1,586	1,699	1,588	1,660	(3)%
Total equity by legal entity	$7,235	$7,753	$7,925	$7,731	$7,600	5%

Mortgage and Other Asset-Backed Securities Portfolio Detail - Fair Value (in billions)
RiverSource Life Consolidated
Mortgage backed securities	$6.0	$5.7	$5.4	$5.2	$4.4	(27)%
Commercial mortgage backed securities	3.0	3.0	2.9	2.9	2.7	(10)%
Asset backed securities	1.0	0.9	1.0	0.8	0.8	(20)%
Total	$10.0	$9.6	$9.3	$8.9	$7.9	(21)%

Ameriprise Financial, Inc.
Mortgage backed securities	$8.0	$7.8	$7.7	$7.4	$6.5	(19)%
Commercial mortgage backed securities	3.4	3.4	3.4	3.3	3.2	(6)%
Asset backed securities	1.4	1.3	1.2	1.3	1.0	(29)%
Total	$12.8	$12.5	$12.3	$12.0	$10.7	(16)%

Mortgage Loans on Real Estate
Mortgage loans on real estate	$3,129	$3,111	$3,096	$3,031	$3,004	(4)%
Allowance for loan losses	(40)	(40)	(40)	(40)	(40)	—
Mortgage loans on real estate, net	$3,089	$3,071	$3,056	$2,991	$2,964	(4)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Selected Balance Sheet Information

	2 Qtr 2006		3 Qtr 2006		4 Qtr 2006		1 Qtr 2007		2 Qtr 2007
(in billions, unaudited)	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Earning Assets by Type
Equity	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Fixed income	36.8%	36.1%	34.2%	33.9%	31.9%	31.7%	30.4%	30.3%	27.2%	26.8%
Separate accounts	50.8%	51.4%	52.4%	52.6%	55.2%	55.4%	57.2%	57.3%	59.5%	59.9%
Other	12.3%	12.4%	13.3%	13.4%	12.8%	12.8%	12.3%	12.3%	13.2%	13.2%

Available-for-Sale (AFS) Investments
Corporate debt securities	$18.1	$17.5	$17.5	$17.3	$17.0	$16.8	$16.3	$16.1	$15.1	$14.7
Mortgage and other asset-backed securities	13.2	12.8	12.7	12.5	12.5	12.3	12.1	12.0	11.0	10.7
State and municipal obligations	1.0	1.0	1.0	1.1	1.0	1.1	1.1	1.1	1.1	1.1
U.S. government and agencies obligations	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4
Foreign government bonds and obligations	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Common and preferred stocks	0.1	0.1	0.1	0.1	0.1	0.1	—	0.1	—	0.1
Other debt	0.3	0.3	0.1	—	0.1	0.1	—	—	—	—
Total AFS investments	$33.2	$32.2	$31.9	$31.5	$31.2	$30.9	$30.0	$29.8	$27.7	$27.1

AFS Fixed Maturity Asset Quality
AAA	43%		43%		43%		44%		44%
AA	8%		8%		9%		10%		10%
A	18%		18%		17%		16%		16%
BBB	24%		24%		24%		24%		24%
Below investment grade	7%		7%		7%		6%		6%

SFAS 115 related mark-to-market amount in assets, pretax	$(1.0)		$(0.4)		$(0.3)		$(0.2)		$(0.6)

Ameriprise Financial, Inc.

Adjusted Segment Information

Excluding Separation Costs

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions unless otherwise noted, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Revenues
Asset Accumulation and Income	$1,493	$1,423	$1,590	$1,497	$1,616	8%	$2,915	$3,113
Protection	496	498	502	500	508	2%	969	1,008
Corporate and Other and Eliminations	64	56	69	66	58	(9)%	118	124
Total revenues	2,053	1,977	2,161	2,063	2,182	6%	4,002	4,245

Expenses
Asset Accumulation and Income	1,271	1,231	1,341	1,265	1,338	5%	2,465	2,603
Protection	404	347	396	399	406	—	803	805
Adjusted Corporate and Other and Eliminations	108	95	98	98	130	20%	206	228
Total adjusted expenses	1,783	1,673	1,835	1,762	1,874	5%	3,474	3,636

Pretax Segment Income
Asset Accumulation and Income	222	192	249	232	278	25%	450	510
Protection	92	151	106	101	102	11%	166	203
Adjusted Corporate and Other and Eliminations	(44)	(39)	(29)	(32)	(72)	(64)%	(88)	(104)
Total adjusted pretax segment income	$270	$304	$326	$301	$308	14%	$528	$609

Allocated Equity
Asset Accumulation and Income	$3,767	$3,910	$3,811	$3,640	$3,556	(6)%	$3,767	$3,556
Protection	2,234	2,246	2,261	2,280	2,251	1%	2,234	2,251
Corporate and Other and Eliminations	1,900	1,823	2,062	1,954	2,148	13%	1,900	2,148
Other comprehensive income	(666)	(226)	(209)	(143)	(355)	47%	(666)	(355)
Total shareholders’ equity	$7,235	$7,753	$7,925	$7,731	$7,600	5%	$7,235	$7,600

Gross Dealer Concession
Asset Accumulation and Income	$443	$446	$487	$514	$545	23%	$866	$1,059
Protection	52	51	54	51	53	2%	104	104
Corporate and Other and Eliminations	50	48	55	59	55	10%	102	114
Total gross dealer concession	$545	$545	$596	$624	$653	20%	$1,072	$1,277

Owned, Managed and Administered Assets (in billions)
Owned Assets
Asset Accumulation and Income	$72.6	$76.0	$79.7	$80.3	$83.1	14%	$72.6	$83.1
Protection	14.1	14.6	15.2	16.0	15.8	12%	14.1	15.8
Corporate and Other and Eliminations	2.4	2.1	2.3	1.9	2.0	(17)%	2.4	2.0
Total owned assets	89.1	92.7	97.2	98.2	100.9	13%	89.1	100.9
Managed Assets
Asset Accumulation and Income	276.1	283.4	299.8	305.3	310.5	12%	276.1	310.5
Total managed assets	276.1	283.4	299.8	305.3	310.5	12%	276.1	310.5
Administered Assets
Asset Accumulation and Income	62.7	63.9	69.1	70.4	72.5	16%	62.7	72.5
Total administered assets	62.7	63.9	69.1	70.4	72.5	16%	62.7	72.5
Total owned, managed and administered assets	$427.9	$440.0	$466.1	$473.9	$483.9	13%	$427.9	$483.9

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Income Statements

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Revenues
Management, financial advice and service fees	$654	$657	$749	$718	$788	20%	$1,300	$1,506
Distribution fees	297	272	344	317	386	30%	570	703
Net investment income	427	443	454	415	392	(8)%	902	807
Other revenues	115	51	43	47	50	(57)%	143	97
Total revenues	1,493	1,423	1,590	1,497	1,616	8%	2,915	3,113

Expenses
Compensation and benefits - field	376	370	425	419	472	26%	742	891
Interest credited to account values	271	281	279	253	267	(1)%	559	520
Benefits, claims, losses and settlement expenses	12	3	22	(8)	7	(42)%	16	(1)
Amortization of deferred acquisition costs	91	98	63	99	85	(7)%	178	184
Interest and debt expense	5	4	3	3	3	(40)%	8	6
Other expenses	516	475	549	499	504	(2)%	962	1,003
Total expenses	1,271	1,231	1,341	1,265	1,338	5%	2,465	2,603
Pretax segment income	$222	$192	$249	$232	$278	25%	$450	$510

Other Information
Net investment gains (losses), pretax	$6	$12	$21	$8	$1	(83)%	$7	$9
Contribution margin	55.9%	54.0%	54.3%	55.6%	53.8%		54.8%	54.7%
Allocated equity	$3,767	$3,910	$3,811	$3,640	$3,556	(6)%	$3,767	$3,556
Return on allocated equity for pretax segment income	21.7%	21.8%	23.2%	23.6%	25.4%		21.7%	25.4%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Revenues by Product

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Revenues
Management, financial advice and service fees
Asset management	$296	$294	$347	$294	$325	10%	$589	$619
Variable annuities	146	150	171	177	194	33%	284	371
Fixed annuities	2	2	1	2	2	—	3	4
Brokerage, banking and other	210	211	230	245	267	27%	424	512
Total management, financial advice and service fees	654	657	749	718	788	20%	1,300	1,506

Distribution fees
Asset management	42	37	39	39	40	(5)%	88	79
Variable annuities	10	10	8	10	10	—	20	20
Fixed annuities	3	2	2	2	2	(33)%	6	4
Brokerage, banking and other	242	223	295	266	334	38%	456	600
Total distribution fees	297	272	344	317	386	30%	570	703

Net investment income
Asset management	4	22	3	12	15	#	15	27
Variable annuities	68	67	63	54	26	(62)%	139	80
Fixed annuities	278	267	288	258	254	(9)%	582	512
Certificates	60	70	70	61	64	7%	134	125
Brokerage, banking and other	17	17	30	30	33	94%	32	63
Total net investment income	427	443	454	415	392	(8)%	902	807

Other revenues
Asset management	99	28	20	18	16	(84)%	107	34
Variable annuities	11	12	14	16	23	#	21	39
Brokerage, banking and other	5	11	9	13	11	#	15	24
Total other revenues	115	51	43	47	50	(57)%	143	97
Total revenues	$1,493	$1,423	$1,590	$1,497	$1,616	8%	$2,915	$3,113

Total revenues
Asset management	$441	$381	$409	$363	$396	(10)%	$799	$759
Variable annuities	235	239	256	257	253	8%	464	510
Fixed annuities	283	271	291	262	258	(9)%	591	520
Certificates	60	70	70	61	64	7%	134	125
Brokerage, banking and other	474	462	564	554	645	36%	927	1,199
Total revenues	$1,493	$1,423	$1,590	$1,497	$1,616	8%	$2,915	$3,113

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Retail Managed Assets Rollforwards

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in billions, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
RiverSource Managed Funds
Beginning assets	$78.2	$76.4	$78.2	$81.7	$82.1	5%	$76.6	$81.7
Sales	4.0	4.5	4.2	4.4	5.5	38%	7.5	9.9
Redemptions	(4.6)	(4.9)	(5.1)	(4.9)	(5.1)	(11)%	(10.2)	(10.0)
Market appreciation (depreciation)	(1.2)	2.4	4.6	1.2	4.2	#	2.5	5.4
Other	—	(0.2)	(0.2)	(0.3)	0.3	—	—	—
Total ending assets	$76.4	$78.2	$81.7	$82.1	$87.0	14%	$76.4	$87.0

Percent of Ending Assets Subadvised by Others	10%	10%	11%	11%	11%		10%	11%

RiverSource Managed Funds by Type
Equity mutual funds	$37.2	$37.4	$39.0	$38.6	$41.1	10%	$37.2	$41.1
Variable product funds(1)	19.6	20.6	22.2	22.8	24.7	26%	19.6	24.7
Taxable fixed income mutual funds	7.9	8.1	8.0	8.2	8.4	6%	7.9	8.4
Tax-exempt fixed income mutual funds	5.0	4.9	4.8	4.6	4.4	(12)%	5.0	4.4
Money market mutual funds	3.9	4.3	4.5	4.6	4.9	26%	3.9	4.9
Hybrid and other mutual funds	2.8	2.9	3.2	3.3	3.5	25%	2.8	3.5
Total ending assets	$76.4	$78.2	$81.7	$82.1	$87.0	14%	$76.4	$87.0

Threadneedle Managed Mutual Funds
Beginning assets	$15.3	$14.9	$15.6	$16.6	$16.8	10%	$14.0	$16.6
Sales	1.3	1.2	1.3	1.7	1.9	46%	2.6	3.6
Redemptions	(1.6)	(1.5)	(1.9)	(1.9)	(1.8)	(13)%	(3.0)	(3.7)
Market appreciation (depreciation)	(0.8)	0.6	0.9	0.4	0.5	#	0.4	0.9
Foreign currency translation	0.7	0.4	0.7	0.1	0.4	(43)%	0.7	0.5
Other	—	—	—	(0.1)	0.1	—	0.2	—
Total ending assets	$14.9	$15.6	$16.6	$16.8	$17.9	20%	$14.9	$17.9

Threadneedle Managed Mutual Funds by Type
Equity mutual funds	$11.0	$11.5	$12.2	$12.3	$13.1	19%	$11.0	$13.1
Fixed income mutual funds	3.0	3.1	3.3	3.4	3.3	10%	3.0	3.3
Money market mutual funds	0.3	0.3	0.3	0.2	0.4	33%	0.3	0.4
Hybrid and other mutual funds	0.6	0.7	0.8	0.9	1.1	83%	0.6	1.1
Total ending assets	$14.9	$15.6	$16.6	$16.8	$17.9	20%	$14.9	$17.9

RiverSource Collective Funds
Beginning assets	$11.0	$10.9	$11.0	$10.2	$10.0	(9)%	$11.3	$10.2
Net flows	—	(0.2)	(1.1)	(0.3)	(0.6)	—	(0.6)	(0.9)
Market appreciation (depreciation)	—	0.2	0.3	0.1	0.2	—	0.3	0.3
Other	(0.1)	0.1	—	—	—	#	(0.1)	—
Total ending assets	$10.9	$11.0	$10.2	$10.0	$9.6	(12)%	$10.9	$9.6

(1)  Difference between Variable product funds and Variable product liabilities, as shown on page 14, represents a timing difference of dividends declared and reinvested into the funds.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Institutional Managed Assets Rollforwards

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in billions, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
RiverSource Managed Institutional Accounts
Beginning assets	$27.5	$27.3	$26.9	$27.9	$28.7	4%	$27.2	$27.9
Sales	0.6	0.9	1.8	1.8	1.4	#	2.0	3.2
Redemptions	(0.6)	(1.7)	(0.9)	(1.1)	(1.0)	(67)%	(1.4)	(2.1)
Market appreciation (depreciation)	(0.1)	0.3	0.2	0.1	—	#	—	0.1
Other	(0.1)	0.1	(0.1)	—	—	#	(0.5)	—
Total ending assets	$27.3	$26.9	$27.9	$28.7	$29.1	7%	$27.3	$29.1

RiverSource Managed Institutional Assets by Type
Equity ending assets	$2.5	$2.6	$2.9	$3.0	$3.1	24%	$2.5	$3.1
Fixed income ending assets	24.3	23.8	24.1	25.2	25.4	5%	24.3	25.4
Money market ending assets	0.4	0.4	0.8	0.4	0.6	50%	0.4	0.6
Other ending assets	0.1	0.1	0.1	0.1	—	#	0.1	—
Total ending assets	$27.3	$26.9	$27.9	$28.7	$29.1	7%	$27.3	$29.1

Threadneedle Managed Institutional Accounts
Beginning assets	$104.1	$105.2	$108.0	$115.1	$115.5	11%	$99.6	$115.1
Sales	5.8	5.4	5.9	5.3	5.4	(7)%	10.4	10.7
Redemptions	(6.8)	(7.6)	(7.9)	(7.4)	(15.7)	#	(12.3)	(23.1)
Market appreciation (depreciation)	(3.3)	1.6	3.0	1.1	1.9	#	0.7	3.0
Foreign currency translation	4.4	2.8	5.0	0.5	2.4	(45)%	5.1	2.9
Other	1.0	0.6	1.1	0.9	1.2	20%	1.7	2.1
Total ending assets	$105.2	$108.0	$115.1	$115.5	$110.7	5%	$105.2	$110.7

Threadneedle Managed Institutional Assets by Type
Equity ending assets	$52.5	$54.0	$57.8	$57.8	$57.7	10%	$52.5	$57.7
Fixed income ending assets	35.9	36.9	38.4	39.8	32.2	(10)%	35.9	32.2
Money market ending assets	5.3	5.1	6.0	4.6	6.9	30%	5.3	6.9
Other ending assets	11.5	12.0	12.9	13.3	13.9	21%	11.5	13.9
Total ending assets	$105.2	$108.0	$115.1	$115.5	$110.7	5%	$105.2	$110.7

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Financial Advisor Managed Assets Rollforwards

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in billions, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Ameriprise Wrap Accounts
Beginning assets	$54.9	$56.7	$59.9	$65.9	$69.9	27%	$49.7	$65.9
Mutual fund net flows	1.9	1.2	1.3	2.5	2.9	53%	3.8	5.4
Market appreciation (depreciation) and other	(0.1)	2.0	4.7	1.5	3.4	#	3.2	4.9
Total ending assets	$56.7	$59.9	$65.9	$69.9	$76.2	34%	$56.7	$76.2

Non-fee earning cash balances as a percentage of ending assets	6.0%	5.8%	6.2%	5.8%	5.4%		6.0%	5.4%

SAI Wrap Accounts
Beginning assets	$9.1	$9.8	$10.2	$10.5	$11.9	31%	$8.0	$10.5
Net flows	0.6	0.3	0.3	0.5	0.6	—	1.2	1.1
Market appreciation (depreciation) and other	0.1	0.1	—	0.9	0.4	#	0.6	1.3
Total ending assets	$9.8	$10.2	$10.5	$11.9	$12.9	32%	$9.8	$12.9

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Owned Assets Related to Variable Products

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in billions, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Variable Annuities (1)
Beginning balance	$36.1	$36.7	$39.3	$43.5	$45.8	27%	$33.2	$43.5
Deposits	2.5	2.4	2.6	2.6	2.8	12%	4.6	5.5
Withdrawals and surrenders	(1.2)	(1.0)	(1.1)	(1.2)	(1.3)	(8)%	(2.2)	(2.5)
Net flows	1.3	1.4	1.5	1.4	1.5	15%	2.4	3.0
Investment performance and interest credited	(0.8)	1.1	2.5	0.7	2.2	#	1.1	2.9
Other	0.1	0.1	0.2	0.2	0.2	#	—	0.3
Total ending balance - contract reserves	$36.7	$39.3	$43.5	$45.8	$49.7	35%	$36.7	$49.7

Assets Managed by RiverSource
Variable annuity separate account liabilities	$17.3	$18.1	$19.7	$20.5	$21.9	27%
Variable universal life liabilities (2)	2.3	2.4	2.6	2.6	2.8	22%

Assets Managed by Threadneedle	$4.0	$4.2	$4.6	$4.5	$4.5	13%

(1)  The fixed portion of the Variable annuities product is included in the Fixed annuities product account values on page 15.

(2)  Revenue associated with this product is included in the Protection segment.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Net Investment Income and Spread Products

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Net Investment Income
Realized gains (losses)	$6	$12	$21	$8	$1	(83)%	$7	$9
Income related to interest credited and benefits line hedges	(13)	18	15	(3)	(6)	54%	(12)	(9)
Net investment income	$427	$443	$454	$415	$392	(8)%	$902	$807

Certificates
Beginning balance	$5,180	$4,863	$4,608	$4,720	$4,561	(12)%	$5,649	$4,720
Deposits	378	390	706	238	224	(41)%	849	462
Withdrawals and surrenders	(738)	(700)	(653)	(447)	(673)	9%	(1,731)	(1,120)
Net flows	(360)	(310)	53	(209)	(449)	(25)%	(882)	(658)
Interest credited	42	56	58	51	55	31%	97	106
Other	1	(1)	1	(1)	—	#	(1)	(1)
Total ending balance	$4,863	$4,608	$4,720	$4,561	$4,167	(14)%	$4,863	$4,167

Asset earnings rate	4.93%	4.92%	4.90%	4.97%	5.00%		4.91%	4.98%
Crediting rate	(3.66)%	(3.92)%	(4.15)%	(4.28)%	(4.29)%		(3.57)%	(4.28)%
Spread (1)	1.27%	1.00%	0.75%	0.69%	0.71%		1.34%	0.70%

Annuities Fixed Account Balances
Beginning balance	$25,529	$24,801	$23,977	$23,133	$22,218	(13)%	$26,126	$23,133
Deposits	221	232	183	129	173	(22)%	458	302
Withdrawals and surrenders	(1,176)	(1,238)	(1,237)	(1,247)	(1,254)	(7)%	(2,236)	(2,501)
Net flows	(955)	(1,006)	(1,054)	(1,118)	(1,081)	(13)%	(1,778)	(2,199)
Policyholder interest credited	230	228	223	205	214	(7)%	466	419
Other	(3)	(46)	(13)	(2)	(35)	#	(13)	(37)
Total ending balance	$24,801	$23,977	$23,133	$22,218	$21,316	(14)%	$24,801	$21,316

Capitalized Interest	$2	$3	$2	$2	$2	—	$5	$4
Ending Balance Attributable to Variable Annuities Fixed Sub-Accounts	$6,572	$6,277	$5,975	$5,674	$5,416	(18)%	$6,572	$5,416

Asset earnings rate	5.64%	5.21%	5.57%	5.56%	5.48%		5.73%	5.52%
Crediting rate	(3.54)%	(3.56)%	(3.57)%	(3.56)%	(3.56)%		(3.54)%	(3.56)%
Spread (2)	2.10%	1.65%	2.00%	2.00%	1.92%		2.19%	1.96%

(1)  The investment income effect of options backing the Stock Market Certificate and the corresponding credited amounts to certificate holders has been excluded from these rates.

(2)  Attributable to interest sensitive products only, which has ranged between 87% to 89% of the total ending annuities fixed accounts balance in the periods reported. The asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Selected Asset Management Ranking Information

	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007
RiverSource Mutual Fund Performance Ranking in Top 2 Lipper Quartiles
Equal Weighted
Equity - 12 month	69%	73%	77%	56%	70%
Fixed Income - 12 month	44%	78%	72%	83%	88%
Taxable Fixed Income - 12 month	67%	78%	67%	86%	87%
Tax-exempt Fixed Income - 12 month	22%	78%	78%	78%	89%
Equity - 3 year	53%	58%	63%	65%	65%
Fixed Income - 3 year	41%	47%	53%	44%	44%
Taxable Fixed Income - 3 year	63%	75%	75%	67%	67%
Tax-exempt Fixed Income - 3 year	22%	22%	33%	22%	22%

Asset Weighted
Equity - 12 month	56%	70%	89%	58%	87%
Fixed Income - 12 month	44%	87%	87%	97%	97%
Taxable Fixed Income - 12 month	82%	94%	93%	96%	96%
Tax-exempt Fixed Income - 12 month	5%	79%	82%	98%	99%
Equity - 3 year	54%	67%	70%	72%	74%
Fixed Income - 3 year	44%	51%	48%	46%	46%
Taxable Fixed Income - 3 year	82%	95%	87%	84%	84%
Tax-exempt Fixed Income - 3 year	5%	5%	6%	5%	6%

Threadneedle Mutual Fund Performance Ranking in Top 2 S&P Quartiles
Equity - 12 month	83%	72%	63%	57%	63%
Fixed Income - 12 month	44%	67%	56%	44%	44%
Equity - 3 year	59%	64%	57%	50%	64%
Fixed Income - 3 year	56%	78%	67%	56%	56%

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of Class A funds with above median ranking divided by the total number of Class A funds. Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the Class A funds with above median ranking divided by the total Class A assets. Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party subadvised funds.

Aggregated data only includes mutual funds in existence as of current quarter end. Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds subadvised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Deferred Acquisition Costs Rollforwards

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Variable Annuities
Beginning balance	$1,809	$1,887	$1,926	$2,004	$1,898	5%	$1,719	$2,004
Capitalization	113	119	121	121	124	10%	225	245
Amortization	(56)	(69)	(34)	(68)	(56)	—	(104)	(124)
SOP 05-1 (cumulative pretax impact)	—	—	—	(146)	—	—	—	(146)
Other (FAS 115)	21	(11)	(9)	(13)	22	5%	47	9
Total ending balance	$1,887	$1,926	$2,004	$1,898	$1,988	5%	$1,887	$1,988

Fixed Annuities
Beginning balance	$391	$381	$359	$343	$315	(19)%	$396	343
Capitalization	5	5	3	2	1	(80)%	11	3
Amortization	(22)	(17)	(20)	(21)	(20)	9%	(43)	(41)
SOP 05-1 (cumulative pretax impact)	—	—	—	(7)	—	—	—	(7)
Other (FAS 115)	7	(10)	1	(2)	13	86%	17	11
Total ending balance	$381	$359	$343	$315	$309	(19)%	$381	$309

Other
Beginning balance	$95	$88	$80	$74	$69	(27)%	$109	$74
Capitalization	5	4	4	5	6	20%	10	11
Amortization	(13)	(12)	(9)	(10)	(9)	31%	(31)	(19)
Other (FAS 115)	1	—	(1)	—	—	#	—	—
Total ending balance	$88	$80	$74	$69	$66	(25)%	$88	$66

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Income Statements

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Revenues
Management, financial advice and service fees	$19	$20	$22	$22	$24	26%	$38	$46
Distribution fees	27	27	29	28	29	7%	55	57
Net investment income	86	87	92	89	88	2%	175	177
Premiums	234	249	246	245	251	7%	460	496
Other revenues	130	115	113	116	116	(11)%	241	232
Total revenues	496	498	502	500	508	2%	969	1,008

Expenses
Compensation and benefits - field	22	22	21	25	24	9%	45	49
Interest credited to account values	36	36	37	34	36	—	72	70
Benefits, claims, losses and settlement expenses	213	230	223	227	223	5%	436	450
Amortization of deferred acquisition costs	62	(11)	41	35	40	(35)%	103	75
Other expenses	71	70	74	78	83	17%	147	161
Total expenses	404	347	396	399	406	—	803	805
Pretax segment income	$92	$151	$106	$101	$102	11%	$166	$203

Other Information
Net investment gains (losses), pretax	$—	$2	$6	$1	$—	—	$2	$1
Contribution margin	45.4%	42.2%	44.0%	42.8%	44.3%		42.9%	43.6%
Allocated equity	$2,234	$2,246	$2,261	$2,280	$2,251	1%	$2,234	$2,251
Return on allocated equity for pretax segment income	17.7%	18.1%	19.1%	20.1%	20.4%		17.7%	20.4%
Return on allocated equity for adjusted pretax segment income	17.3%	18.1%	19.1%	20.1%	20.4%		17.3%	20.4%

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Revenues by Product

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Revenues
Management, financial advice and service fees
VUL/UL	$18	$19	$21	$21	$23	28%	$36	$44
Auto and Home	1	1	—	1	1	—	2	2
Disability income, LTC and other	—	—	1	—	—	—	—	—
Total management, financial advice and service fees	19	20	22	22	24	26%	38	46

Distribution fees
VUL/UL	19	18	18	19	19	—	37	38
Auto and Home	—	—	1	—	1	—	1	1
Disability income, LTC and other	8	9	10	9	9	13%	17	18
Total distribution fees	27	27	29	28	29	7%	55	57

Net investment income
VUL/UL	29	27	30	29	29	—	60	58
Traditional life	4	4	4	4	4	—	8	8
Auto and Home	10	14	11	11	11	10%	20	22
Disability income, LTC and other	43	42	47	45	44	2%	87	89
Total net investment income	86	87	92	89	88	2%	175	177

Premiums
Traditional life	18	19	18	19	22	22%	36	41
Auto and Home	134	135	140	141	144	7%	261	285
Intercompany premiums (1)	5	5	7	9	8	60%	11	17
Disability income, LTC and other	77	90	81	76	77	—	152	153
Total premiums	234	249	246	245	251	7%	460	496

Other revenues
VUL/UL	132	111	114	116	116	(12)%	243	232
Auto and Home	—	1	—	—	—	—	(1)	—
Disability income, LTC and other	(2)	3	(1)	—	—	#	(1)	—
Total other revenues	130	115	113	116	116	(11)%	241	232
Total revenues	$496	$498	$502	$500	$508	2%	$969	$1,008

Total revenues by product
VUL/UL	$198	$175	$183	$185	$187	(6)%	$376	$372
Traditional life	22	23	22	23	26	18%	44	49
Auto and Home	145	151	152	153	157	8%	283	310
Intercompany premiums (1)	5	5	7	9	8	60%	11	17
Disability income, LTC and other	126	144	138	130	130	3%	255	260
Total revenues by product	$496	$498	$502	$500	$508	2%	$969	$1,008

(1)  Intercompany E&O premiums are eliminated in the Corporate and Other and Eliminations segment.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Selected Statistical Information

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions unless otherwise noted, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Sales
VUL/UL(1)	$86	$84	$90	$83	$89	3%	$176	$172
Term and whole life	5	4	6	5	5	—	10	10
Disability income	5	5	5	5	5	—	10	10
Brokered insurance and other	$10	$11	$9	$9	$9	(10)%	$20	$18

Lapse Rate
VUL/UL	5.6%	6.1%	5.8%	5.6%	5.8%		5.6%	5.7%

Face Amount Outstanding
VUL/UL	$108,974	$110,419	$111,889	$113,104	$114,513	5%	$108,974	$114,513
Term and whole life	56,517	58,293	60,278	62,438	64,751	15%	56,517	64,751
Other(2)	1,882	1,867	1,855	1,832	1,816	(4)%	1,882	1,816
Total face amount outstanding	$167,373	$170,579	$174,022	$177,374	$181,080	8%	$167,373	$181,080

Policyholder Reserves (net)
VUL/UL	$7,653	$7,882	$8,334	$8,480	$8,878	16%	$7,653	$8,878
Term and whole life	237	235	234	234	234	(1)%	237	234
Disability income	374	381	386	408	414	11%	374	414
Long term care and other	$2,147	$2,167	$2,197	$2,215	$2,233	4%	$2,147	$2,233

Net Amount at Risk(3)
VUL/UL	$47,731	$47,019	$46,327	$45,939	$45,197	(5)%	$47,731	$45,197
Term and whole life	$15,435	$15,091	$15,039	$14,936	$14,893	(4)%	$15,435	$14,893

Auto and Home Insurance
Policy count (in thousands)	469	481	490	496	505	8%	469	505
Loss ratio	74.4%	82.8%	76.1%	71.0%	78.8%		78.5%	74.9%
Expense ratio	15.7%	15.8%	15.4%	18.2%	17.1%		15.3%	17.4%

(1)  Includes lump sum deposits

(2)  Includes only other life insurance.

(3)  Face amount outstanding less policyholder reserves net of re-insurance.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Product Rollforwards

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Future Policy Benefits and Policyholder Account Balances
VUL/UL
Beginning balance	$7,708	$7,653	$7,882	$8,334	$8,480	10%	$7,327	$8,334
Premiums and deposits	264	263	278	275	283	7%	530	558
Investment performance and interest credited	(98)	183	407	121	362	#	241	483
Withdrawals and surrenders	(244)	(237)	(257)	(257)	(262)	(7)%	(486)	(519)
Other	23	20	24	7	15	(35)%	41	22
Total ending balance	$7,653	$7,882	$8,334	$8,480	$8,878	16%	$7,653	$8,878

Deferred Acquisition Costs
VUL/UL
Beginning balance	$1,397	$1,422	$1,492	$1,507	$1,478	6%	$1,371	$1,507
Capitalization	31	30	31	36	37	19%	65	73
Amortization	(10)	38	(14)	(10)	(12)	(20)%	(24)	(22)
SOP 05-1 (cumulative pretax impact)	—	—	—	(51)	—	—	—	(51)
Other (FAS 115)	4	2	(2)	(4)	10	#	10	6
Total ending balance	$1,422	$1,492	$1,507	$1,478	$1,513	6%	$1,422	$1,513

Term and Whole Life
Beginning balance	$102	$104	$105	$109	$114	12%	$101	$109
Capitalization	6	6	7	7	8	33%	12	15
Amortization	(4)	(4)	(3)	(2)	(4)	—	(10)	(6)
Other	—	(1)	—	—	—	—	1	—
Total ending balance	$104	$105	$109	$114	$118	13%	$104	$118

Disability Income, LTC and Other
Beginning balance	$446	$447	$448	$448	$450	1%	$448	$448
Capitalization	12	13	12	14	15	25%	27	29
Amortization	(13)	(11)	(12)	(12)	(12)	8%	(29)	(24)
Other	2	(1)	—	—	1	(50)%	1	1
Total ending balance	$447	$448	$448	$450	$454	2%	$447	$454

Auto and Home
Beginning balance	$40	$13	$13	$14	$13	(68)%	$38	$14
Capitalization	8	12	12	11	12	50%	15	23
Amortization	(35)	(12)	(12)	(11)	(12)	66%	(40)	(23)
Other	—	—	1	(1)	1	—	—	—
Total ending balance	$13	$13	$14	$13	$14	8%	$13	$14

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate and Other and Eliminations Segment

Income Statements

						2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	2 Qtr 2007	% Change	2006	2007
Revenues
Management, financial advice and service fees	$48	$43	$43	$51	$51	6%	$93	$102
Distribution fees	1	1	1	(1)	—	#	1	(1)
Net investment income	9	12	20	14	5	(44)%	19	19
Premiums (1)	(5)	(5)	(7)	(9)	(8)	(60)%	(11)	(17)
Other revenues	11	5	12	11	10	(9)%	16	21
Total revenues	64	56	69	66	58	(9)%	118	124

Expenses
Compensation and benefits - field	38	36	32	42	42	11%	72	84
Interest and debt expense	23	28	30	29	29	26%	43	58
Other expenses	47	31	36	27	59	26%	91	86
Total expenses before separation costs	108	95	98	98	130	20%	206	228
Pretax segment loss before separation costs	(44)	(39)	(29)	(32)	(72)	(64)%	(88)	(104)
Separation costs, pretax	84	87	123	85	63	(25)%	151	148
Pretax segment loss	$(128)	$(126)	$(152)	$(117)	$(135)	(5)%	$(239)	$(252)

Other Information
Net investment gains, pretax	$—	$—	$—	$—	$1	—	$1	$1
Allocated equity	$1,900	$1,823	$2,062	$1,954	$2,148	13%	$1,900	$2,148

(1)  Represents the elimination of intercompany E&O premiums recorded in the Protection segment.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Capital and Ratings Information

	June 30,		September 30,		December 31,		March 31,		June 30,
(in millions, unaudited)	2006		2006		2006		2007		2007
Balance Sheet Detail
Senior notes	$1,500		$1,500		$1,500		$1,500		$1,500
Junior subordinated notes (1)	500		500		500		500		500

Non-recourse debt
Debt of CDO	254		254		225		225		197
Debt of property fund limited partnerships	165		—		—		—		—
Subtotal non-recourse debt	419		254		225		225		197
Total debt	$2,419		$2,254		$2,225		$2,225		$2,197

Total debt excluding non-recourse debt	$2,000		$2,000		$2,000		$2,000		$2,000
Total debt excluding non-recourse debt and 75% equity credit (1)	$1,625		$1,625		$1,625		$1,625		$1,625

Shareholders’ Equity
Common stock	$3		$3		$3		$3		$3
Additional paid-in capital	4,254		4,291		4,353		4,468		4,533
Retained earnings	3,976		4,123		4,268		4,268		4,428
Treasury stock	(332)		(438)		(490)		(865)		(1,009)
Accumulated other comprehensive income (loss), net of tax	(666)		(226)		(209)		(143)		(355)
Total shareholders’ equity	$7,235		$7,753		$7,925		$7,731		$7,600

Total capital	$9,654		$10,007		$10,150		$9,956		$9,797
Total capital excluding non-recourse debt	9,235		9,753		9,925		9,731		9,600
Junior subordinated notes 75% equity credit (1)	$375		$375		$375		$375		$375

Other Information
Ratio of earnings to fixed charges	5.8	x	6.1	x	6.0	x	6.4	x	6.9	x
Ratio of earnings to fixed charges without non-recourse debt interest	7.0	x	7.0	x	6.5	x	7.0	x	7.6	x

Debt to total capital	25.1%		22.5%		21.9%		22.3%		22.4%
Debt to total capital excluding non-recourse debt	21.7%		20.5%		20.2%		20.6%		20.8%
Debt to total capital excluding non-recourse debt and 75% equity credit	17.6%		16.7%		16.4%		16.7%		16.9%

Double Leverage	106%		107%		105%		110%		109%

	A.M. Best	S&P	Moody’s	Fitch
Financial Strength (as of 6/30/07)
Claims Paying Ratings
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	NR	NR	NR

Debt Ratings
Ameriprise Financial, Inc.	a-	A-	A3	A-

(1)      The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (GAAP). This report includes information on both a GAAP and non-GAAP basis.

Certain non-GAAP measures in this report exclude items that are a direct result of the separation from American Express Company, which consist of  AMEX Assurance and non-recurring separation costs. These non-GAAP financial measures, which management views as important indicators of financial performance, include:

•  Consolidated income statements adjusted to exclude separation costs;

•  Total expenses before separation costs;

•  Adjusted earnings (adjusted to exclude AMEX Assurance) and separation costs;

•  Income before income tax provision and separation costs;

•  Income tax provision before tax benefit attributable to separation costs;

•  Income before separation costs;

•  Separation cost, after-tax;

•  Adjusted return on allocated equity (adjusted to exclude AMEX Assurance); and

•  Pretax segment income (loss) before separation costs.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts better reflect the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis. These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents a debt to capital ratio excluding non-recourse debt of a CDO consolidated in accordance with FIN 46(R) and non-recourse debt of property fund limited partnerships managed by Threadneedle consolidated in accordance with EITF 04-5. Management believes that the debt to capital ratio excluding this non-recourse debt better represents the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Earnings - Income before discontinued operations, excluding non-recurring separation costs and AMEX Assurance.

Adjusted Return on Equity - Adjusted return on equity (“ROE”) is calculated using adjusted earnings in the numerator for the last twelve months and equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

Administered Assets - Administered assets include assets for which we provide administrative services such as assets of our clients invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in customers’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Allocated Equity - The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to the Company’s operating segments for purposes of measuring segment return on allocated equity. Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

AMEX Assurance Company - A legal entity owned by IDS Property Casualty Insurance Company (“IDS Property Casualty”) that offers travel and other card insurance to American Express Company (“American Express”) customers. This business prior to our separation from American Express had historically been reported in the Travel Related Services segment of American Express. Under the separation agreement with American Express, 100% of this business was ceded to an American Express subsidiary in return for an arm’s length ceding fee. We expect to sell the legal entity of AMEX Assurance to American Express on or before September 30, 2007 for a fixed price equal to the net book value of AMEX Assurance.

Asset Accumulation and Income Segment - This segment offers products and services, both our own and other companies’, to help our retail clients address identified financial objectives related to asset accumulation and income management. Products and services in this segment are related to asset management, brokerage and banking, and include mutual funds, wrap accounts, variable and fixed annuities, brokerage accounts and investment certificates. This operating segment also serves institutional clients by providing investment management services in separately managed accounts, sub-advisory, and alternative investments. We earn revenues in this segment primarily through fees we receive based on managed assets and annuity separate account assets. These fees are impacted by both market movements and net asset flows. We also earn net investment income on owned assets, principally supporting the fixed annuity and certificate businesses and capital supporting the business, and distribution fees on sales of mutual funds and other products. This segment includes the results of SAFC, which through its operating subsidiary, Securities America, Inc. (“SAI”), operates its own separately branded distribution network.

Auto and Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation, Delta Loyalty Management Services, Inc. and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total shareholders’ equity divided by the number of common shares outstanding.

Branded Advisor Clients - Individual, business, or institutional clients that receive investment advice and other services from an employee of our company or franchisee-based financial advisor including our company’s client service organization and includes temporarily unassigned clients.

Cash Sales - Cash Sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered) or premiums in-force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in-force, but generates “fee revenue”.

Client Group - In general, a client group consists of accounts for an individual, spouse or domestic partner and any accounts owned for, by or with the individual’s unmarried children under the age of 21.

Clients With a Financial Plan Percentage - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded employees, franchisee advisors and our company’s client service organization.

Company - Ameriprise Financial, Inc. and consolidated subsidiaries. Effective August 1, 2005, we transferred our 50% ownership interest and the related assets and liabilities of American Express International Deposit Company (“AEIDC”) to American Express Company as part of the separation agreement with American Express.

Contribution Margin - Total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Corporate and Other and Eliminations Segment - This segment consists of income derived from financial planning fees, investment income on corporate level assets including unallocated equity and unallocated corporate expenses. This segment also includes non-recurring costs associated with our separation from American Express. For purposes of presentation in the statistical supplement, this segment also includes eliminations.

Debt to Capital Ratio - A ratio comprised of total debt divided by total capital. This ratio is also presented excluding non-recourse debt of a Collateralized Debt Obligation (“CDO”) consolidated in accordance with FIN 46(R) and non-recourse debt of property fund limited partnerships managed by Threadneedle consolidated in accordance with EITF 04-5. In addition, we provide debt to capital ratio information excluding non-recourse debt that reflects an equity credit on our junior subordinated notes we issued on May 26, 2006. These junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represents the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Double Leverage - A ratio reflecting parent-company equity investments, including goodwill, in consolidated operating subsidiaries divided by total shareholders’ equity.

Effective Tax Rate on Adjusted Earnings - Represents the ratio of the adjusted income tax provision before tax benefit attributable to separation costs divided by adjusted income before income tax provision and separation costs.

Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”) - EITF 04-5 provides guidance on whether a partnership should be consolidated by one of its partners. Our adoption of EITF 04-5 effective January 1, 2006 resulted in the consolidation of certain limited partnerships for which we are the general partner. As a result, we consolidate certain property fund limited partnerships managed by Threadneedle Investments and certain hedge funds managed by RiverSource Investments.

Financial Plans Sold - The number of financial plans that, during the period, have been paid for and have been or will be provided to a client based on an agreement, less financial plans sold in prior periods not delivered within 14 months.

Gross Dealer Concession - An internal measure based upon the weighted average production of advisor activity used to represent financial results attributable to advisor activity and to determine advisor compensation.

Life Insurance in-Force - The total amount of all life insurance death benefits currently insured by our company.

Managed Assets - Managed assets includes client assets for which we provide investment management and other services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and assets held in its wrap accounts (retail accounts for which we receive a fee based on assets held in the account). Managed assets also include assets managed by sub-advisors selected by us. Managed assets do not include owned assets or administered assets. These assets are not reported on our Consolidated Balance Sheets.

Mass Affluent - Individuals with $100,000 to $1 million in investable assets.

Mass Affluent and Affluent Client Groups - Client groups with $100,000 or more in invested assets or comparable product values with our company.

Net Flows - Sales less redemptions plus other. Other includes reinvested dividends.

Net Income Margin - A ratio representing net income as a percentage of total revenues.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets, principally investments in the general and separate accounts of our life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables.

Pretax Segment Income (Loss) - Segment income (loss) before income tax provision (benefit).

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Protection Segment - This segment offers a variety of protection products, both our company’s and other companies’, including life, disability income, long term care and auto and home insurance to address the identified protection and risk management needs of our company’s retail clients. We earn revenues in this operating segment primarily through premiums, fees and charges that we receive to assume insurance-related risk, fees we receive on assets supporting variable universal life separate account balances, and net investment income on owned assets supporting insurance reserves and capital supporting the business.

Ratio of Earnings to Fixed Charges - A ratio comprised of earnings divided by fixed charges. Earnings are defined as income before income tax provision plus interest and debt expense, interest portion of rental expense, amortization of capitalized interest and adjustments related to equity investments and minority interests in consolidated entities. Fixed charges are defined as interest and debt expense, the interest portion of rental expense and capitalized interest. The ratio is also presented excluding the effect of interest on non-recourse debt of a Collateralized Debt Obligation consolidated in accordance with FIN 46(R) and the Threadneedle managed property fund limited partnerships consolidated in accordance with EITF 04-5.

Return on Allocated Equity for Pretax Segment Income or Adjusted Pretax Segment Income - Calculated using pretax segment income or adjusted pretax segment income for the last twelve months and the average allocated equity as of the last day of the trailing five quarters.

RiverSource Managed Assets - Managed client assets of RiverSource Investments, LLC, an SEC-registered investment advisor that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.

Securities America - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Separation Costs - Our company has incurred significant non-recurring separation costs as a result of the separation from American Express. Separation costs generally consist of costs associated with separating and reestablishing our company’s technology platforms, establishing the Ameriprise Financial brand and advisor and employee retention programs.

Separation Costs, After-Tax - For this non-GAAP presentation of non-recurring separation costs, after-tax is calculated in each quarter using the statutory tax rate of 35%, adjusted for permanent differences, if any.

SOP 05-1 (“Statement of Position”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” - SOP 05-1 provides guidance on accounting for DAC associated with any insurance or annuity contract that is significantly modified or internally replaced with another contract.

Strategic Portfolio Services - Strategic Portfolio Services (“SPS”)  is a non-discretionary investment advisory wrap account program offering mutual funds, publicly traded securities and other financial account features. SPS provides execution of securities transactions for an asset-based fee, periodic portfolio reviews and ongoing investment advice.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers. The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Total Clients - This is the sum of all individual, business, and institutional clients, that receive investment management and/or other services, excluding those clients serviced by SAFC and Threadneedle.

Total Capital - Total shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

EXHIBIT A

RiverSourceSM Mutual Fund Performance and Lipper Ranking

Ameriprise Financial, Inc.

Equity Fund Performance & Lipper Ranking

As of June 30, 2007

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	660.7	6/29/2007	1.81	43.94	63%	36.47	56%	27.66	65%
Lipper Fund Ranking / Total Funds in Category					149 / 239		106 / 189		104 / 159
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	8,134.7	6/29/2007	1.14	23.19	18%	19.72	3%	17.08	2%
Lipper Fund Ranking / Total Funds in Category					42 / 246		4 / 190		2 / 120
RiverSourceSM Dividend Opportunity Fund	2,025.2	6/29/2007	1.16	26.66	3%	18.08	9%	11.21	52%
Lipper Fund Ranking / Total Funds in Category					5 / 246		17 / 190		62 / 120
European Region Funds
RiverSourceSM European Equity Fund	141.5	6/29/2007	1.52	28.48	76%	22.92	74%	14.60	88%
Lipper Fund Ranking / Total Funds in Category					78 / 102		68 / 91		70 / 79
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	2,057.4	6/29/2007	1.14	20.91	4%	13.79	19%	11.38	29%
Lipper Fund Ranking / Total Funds in Category					5 / 125		18 / 96		22 / 76
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	805.6	6/29/2007	1.51	23.77	29%	21.17	5%	14.66	22%
Lipper Fund Ranking / Total Funds in Category					25 / 86		3 / 61		11 / 49
Gold-Oriented Funds
RiverSourceSM Precious Metals and Mining Fund	120.8	6/29/2007	1.40	15.65	17%	25.19	54%	21.23	65%
Lipper Fund Ranking / Total Funds in Category					9 / 53		26 / 48		27 / 41
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	713.3	6/29/2007	1.48	23.00	85%	20.47	56%	13.34	85%
Lipper Fund Ranking / Total Funds in Category					180 / 213		109 / 196		149 / 175
International Multi Cap Growth Funds
RiverSourceSM Disciplined International Equity Fund	341.2	6/29/2007	1.92	32.29	14%
Lipper Fund Ranking / Total Funds in Category					28 / 207
RiverSourceSM International Aggressive Growth Fund (2)	697.8	6/29/2007	1.61	28.96	32%	24.19	23%	18.26	31%
Lipper Fund Ranking / Total Funds in Category					66 / 207		34 / 148		40 / 129
International Multi Cap Value Funds
RiverSourceSM International Equity Fund (2)	217.2	6/29/2007	1.69	22.75	87%	19.37	85%
Lipper Fund Ranking / Total Funds in Category					99 / 113		77 / 90
RiverSourceSM International Select Value Fund (2)	2,629.4	6/29/2007	1.47	31.26	14%	25.82	15%	21.00	20%
Lipper Fund Ranking / Total Funds in Category					15 / 113		13 / 90		12 / 62
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund (2)	125.2	6/29/2007	1.83	35.18	25%	21.91	71%
Lipper Fund Ranking / Total Funds in Category					14 / 55		34 / 47
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund	6,678.7	6/29/2007	1.06	20.32	35%	10.32	60%	9.35	51%
Lipper Fund Ranking / Total Funds in Category					280 / 806		398 / 671		279 / 556
RiverSourceSM Fundamental Growth Fund (2)	235.5	6/29/2007	1.42	16.90	82%	6.71	93%
Lipper Fund Ranking / Total Funds in Category					660 / 806		624 / 671
RiverSourceSM Disciplined Equity Fund	2,828.9	6/29/2007	1.07	21.13	24%	12.25	24%
Lipper Fund Ranking / Total Funds in Category					187 / 806		159 / 671
Large Cap Growth Funds
RiverSourceSM Growth Fund	3,438.5	6/29/2007	1.14	18.54	26%	10.76	11%	8.49	29%
Lipper Fund Ranking / Total Funds in Category					185 / 717		66 / 614		140 / 494
Large Cap Value Fund
RiverSourceSM Equity Value Fund	1,300.3	6/29/2007	1.09	22.60	22%	18.03	2%	13.57	8%
Lipper Fund Ranking / Total Funds in Category					108 / 498		5 / 433		26 / 338

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	8.93	61%	11/13/1996	11.09	11/14/1996	50%
Lipper Fund Ranking / Total Funds in Category		50 / 81				34 / 68
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	10.68	11%	10/15/1990	13.54	10/18/1990	32%
Lipper Fund Ranking / Total Funds in Category		9 / 81				8 / 24
RiverSourceSM Dividend Opportunity Fund	7.98	53%	8/1/1988	10.43	8/4/1988	70%
Lipper Fund Ranking / Total Funds in Category		43 / 81				14 / 19
European Region Funds
RiverSourceSM European Equity Fund			6/26/2000	4.56	6/26/2000	87%
Lipper Fund Ranking / Total Funds in Category						52 / 59
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	6.16	70%	1/23/1985	11.32	1/24/1985	34%
Lipper Fund Ranking / Total Funds in Category		30 / 42				2 / 5
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	5.92	71%	5/29/1990	6.86	5/31/1990	80%
Lipper Fund Ranking / Total Funds in Category		19 / 26				4 / 4
Gold-Oriented Funds
RiverSourceSM Precious Metals and Mining Fund	9.15	72%	4/22/1985	8.46	4/25/1985	40%
Lipper Fund Ranking / Total Funds in Category		18 / 24				4 / 9
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	4.22	92%	11/15/1984	9.32	11/15/1984	80%
Lipper Fund Ranking / Total Funds in Category		85 / 92				4 / 4
International Multi Cap Growth Funds
RiverSourceSM Disciplined International Equity Fund			5/18/2006	26.56	5/18/2006	11%
Lipper Fund Ranking / Total Funds in Category						22 / 202
RiverSourceSM International Aggressive Growth Fund (2)			9/28/2001	16.94	9/28/2001	39%
Lipper Fund Ranking / Total Funds in Category						45 / 116
International Multi Cap Value Funds
RiverSourceSM International Equity Fund (2)			10/3/2002	20.79	10/3/2002	92%
Lipper Fund Ranking / Total Funds in Category						66 / 71
RiverSourceSM International Select Value Fund (2)			9/28/2001	19.89	9/28/2001	25%
Lipper Fund Ranking / Total Funds in Category						15 / 61
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund (2)			10/3/2002	27.07	10/3/2002	61%
Lipper Fund Ranking / Total Funds in Category						23 / 37
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund			3/28/2002	6.17	3/28/2002	49%
Lipper Fund Ranking / Total Funds in Category						267 / 544
RiverSourceSM Fundamental Growth Fund (2)			4/24/2003	8.71	4/24/2003	97%
Lipper Fund Ranking / Total Funds in Category						582 / 604
RiverSourceSM Disciplined Equity Fund			4/24/2003	15.20	4/24/2003	21%
Lipper Fund Ranking / Total Funds in Category						123 / 604
Large Cap Growth Funds
RiverSourceSM Growth Fund	2.20	92%	3/1/1972	11.92	3/2/1972	29%
Lipper Fund Ranking / Total Funds in Category		178 / 193				8 / 27
Large Cap Value Fund
RiverSourceSM Equity Value Fund	7.49	54%	3/20/1995	10.79	3/23/1995	59%
Lipper Fund Ranking / Total Funds in Category		79 / 146				59 / 100

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns @ POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	5.75	35.67	33.80	26.16	8.29	10.48
Lipper Fund Ranking / Total Funds in Category
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	5.75	16.11	17.38	15.70	10.02	13.14
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Dividend Opportunity Fund	5.75	19.38	15.77	9.90	7.35	10.09
Lipper Fund Ranking / Total Funds in Category
European Region Funds
RiverSourceSM European Equity Fund	5.75	21.09	20.51	13.25		3.68
Lipper Fund Ranking / Total Funds in Category
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	5.75	13.96	11.57	10.07	5.53	11.03
Lipper Fund Ranking / Total Funds in Category
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	5.75	16.66	18.80	13.31	5.30	6.49
Lipper Fund Ranking / Total Funds in Category
Gold-Oriented Funds
RiverSourceSM Precious Metals and Mining Fund	5.75	9.00	22.74	19.80	8.50	8.17
Lipper Fund Ranking / Total Funds in Category
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	5.75	15.93	18.12	12.01	3.60	9.03
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Growth Funds
RiverSourceSM Disciplined International Equity Fund	5.75	24.69				20.03
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM International Aggressive Growth Fund (2)	5.75	21.54	21.76	16.87		15.75
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Value Funds
RiverSourceSM International Equity Fund (2)	5.75	15.69	17.04			19.29
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM International Select Value Fund (2)	5.75	23.71	23.36	19.57		18.66
Lipper Fund Ranking / Total Funds in Category
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund (2)	5.75	27.41	19.52			25.49
Lipper Fund Ranking / Total Funds in Category
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund	5.75	13.40	8.16	8.06		4.98
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Fundamental Growth Fund (2)	5.75	10.18	4.62			7.18
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Disciplined Equity Fund	5.75	14.17	10.06			13.58
Lipper Fund Ranking / Total Funds in Category
Large Cap Growth Funds
RiverSourceSM Growth Fund	5.75	11.73	8.60	7.21	1.60	11.73
Lipper Fund Ranking / Total Funds in Category
Large Cap Value Fund
RiverSourceSM Equity Value Fund	5.75	15.55	15.72	12.23	6.86	10.25
Lipper Fund Ranking / Total Funds in Category

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
RiverSourceSM Large Cap Value Fund	101.5	6/29/2007	1.21	21.14	43%	12.65	63%	10.91	60%
Lipper Fund Ranking / Total Funds in Category					213 / 498		270 / 433		201 / 338
RiverSourceSM Value Fund (2)	358.0	6/29/2007	1.26	17.82	91%	11.25	86%	10.58	68%
Lipper Fund Ranking / Total Funds in Category					451 / 498		370 / 433		229 / 338

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
RiverSourceSM Large Cap Value Fund			6/27/2002	10.98	6/27/2002	63%
Lipper Fund Ranking / Total Funds in Category						212 / 338
RiverSourceSM Value Fund (2)			6/18/2001	6.67	6/18/2001	62%
Lipper Fund Ranking / Total Funds in Category						174 / 280

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns @ POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
RiverSourceSM Large Cap Value Fund	5.75	14.18	10.45	9.60		9.67
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Value Fund (2)	5.75	11.04	9.07	9.27		5.62
Lipper Fund Ranking / Total Funds in Category

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Mid Cap Core Funds
RiverSourceSM Disciplined Small and Mid-Cap Equity Fund	96.3	6/29/2007	5.83	10.94	98%
Lipper Fund Ranking / Total Funds in Category					323 / 329
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	1,133.9	6/29/2007	1.12	15.08	79%	9.05	88%	9.19	91%
Lipper Fund Ranking / Total Funds in Category					479 / 608		426 / 485		347 / 383
RiverSourceSM Aggressive Growth Fund (2)	591.5	6/29/2007	1.69	20.92	36%	13.91	41%
Lipper Fund Ranking / Total Funds in Category					218 / 608		195 / 485
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund	2,508.9	6/29/2007	1.33	24.36	33%	21.78	7%	19.54	8%
Lipper Fund Ranking / Total Funds in Category					96 / 297		14 / 232		14 / 177
Mixed-Asset Target 2010 Funds
RiverSourceSM Retirement Plus 2010 Fund	18.9	6/29/2007	1.39	18.71	9%
Lipper Fund Ranking / Total Funds in Category					10 / 116
Mixed-Asset Target 2020 Funds
RiverSourceSM Retirement Plus 2015 Fund	27.0	6/29/2007	1.40	20.57	8%
Lipper Fund Ranking / Total Funds in Category					11 / 145
RiverSourceSM Retirement Plus 2020 Fund	40.2	6/29/2007	1.42	22.12	5%
Lipper Fund Ranking / Total Funds in Category					6 / 145
Mixed-Asset Target 2030 Funds
RiverSourceSM Retirement Plus 2025 Fund	38.3	6/29/2007	1.42	22.23	7%
Lipper Fund Ranking / Total Funds in Category					8 / 129
RiverSourceSM Retirement Plus 2030 Fund	37.4	6/29/2007	1.42	22.47	6%
Lipper Fund Ranking / Total Funds in Category					7 / 129
Mixed-Asset Target 2040 Funds
RiverSourceSM Retirement Plus 2035 Fund	22.2	6/29/2007	1.42	22.35	7%
Lipper Fund Ranking / Total Funds in Category					11 / 170
RiverSourceSM Retirement Plus 2040 Fund	27.7	6/29/2007	1.42	22.56	6%
Lipper Fund Ranking / Total Funds in Category					9 / 170
RiverSourceSM Retirement Plus 2045 Fund	7.8	6/29/2007	1.42	22.20	8%
Lipper Fund Ranking / Total Funds in Category					13 / 170
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Portfolio Builder Conservative Fund	129.9	6/29/2007	1.18	8.71	63%	5.77	53%
Lipper Fund Ranking / Total Funds in Category					237 / 380		120 / 229
RiverSourceSM Portfolio Builder Moderate Conservative Fund	305.7	6/29/2007	1.17	11.63	14%	8.01	10%
Lipper Fund Ranking / Total Funds in Category					52 / 380		22 / 229
Mixed-Asset Target Allocation Growth Funds
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	1,129.0	6/29/2007	1.28	16.40	37%	11.38	27%
Lipper Fund Ranking / Total Funds in Category					226 / 611		137 / 507
Mixed-Asset Target Allocation Moderate Funds
RiverSourceSM Balanced Fund	1,081.2	6/29/2007	1.01	16.62	10%	10.06	28%	8.75	40%
Lipper Fund Ranking / Total Funds in Category					39 / 432		90 / 331		86 / 218
RiverSourceSM Portfolio Builder Moderate Fund	912.6	6/29/2007	1.21	14.21	42%	9.96	29%
Lipper Fund Ranking / Total Funds in Category					180 / 432		95 / 331
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund (2)	1,164.6	6/29/2007	1.26	18.58	61%	12.48	47%	12.00	30%
Lipper Fund Ranking / Total Funds in Category					511 / 849		301 / 644		136 / 465
RiverSourceSM Portfolio Builder Aggressive Fund	564.7	6/29/2007	1.33	18.84	58%	13.01	37%
Lipper Fund Ranking / Total Funds in Category					487 / 849		237 / 644
RiverSourceSM Portfolio Builder Total Equity Fund	522.0	6/29/2007	1.37	21.24	25%	14.67	17%
Lipper Fund Ranking / Total Funds in Category					209 / 849		104 / 644

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Mid Cap Core Funds
RiverSourceSM Disciplined Small and Mid-Cap Equity Fund			5/18/2006	9.11	5/18/2006	99%
Lipper Fund Ranking / Total Funds in Category						320 / 325
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	7.80	64%	6/4/1957	^
Lipper Fund Ranking / Total Funds in Category		101 / 159
RiverSourceSM Aggressive Growth Fund (2)			4/24/2003	19.98	4/24/2003	25%
Lipper Fund Ranking / Total Funds in Category						105 / 431
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund			2/14/2002	17.63	2/14/2002	11%
Lipper Fund Ranking / Total Funds in Category						18 / 166
Mixed-Asset Target 2010 Funds
RiverSourceSM Retirement Plus 2010 Fund			5/18/2006	16.76	5/18/2006	2%
Lipper Fund Ranking / Total Funds in Category						2 / 105
Mixed-Asset Target 2020 Funds
RiverSourceSM Retirement Plus 2015 Fund			5/18/2006	18.54	5/18/2006	3%
Lipper Fund Ranking / Total Funds in Category						4 / 135
RiverSourceSM Retirement Plus 2020 Fund			5/18/2006	19.68	5/18/2006	2%
Lipper Fund Ranking / Total Funds in Category						2 / 135
Mixed-Asset Target 2030 Funds
RiverSourceSM Retirement Plus 2025 Fund			5/18/2006	19.66	5/18/2006	4%
Lipper Fund Ranking / Total Funds in Category						4 / 119
RiverSourceSM Retirement Plus 2030 Fund			5/18/2006	20.21	5/18/2006	2%
Lipper Fund Ranking / Total Funds in Category						2 / 119
Mixed-Asset Target 2040 Funds
RiverSourceSM Retirement Plus 2035 Fund			5/18/2006	19.43	5/18/2006	6%
Lipper Fund Ranking / Total Funds in Category						8 / 147
RiverSourceSM Retirement Plus 2040 Fund			5/18/2006	20.06	5/18/2006	2%
Lipper Fund Ranking / Total Funds in Category						2 / 147
RiverSourceSM Retirement Plus 2045 Fund			5/18/2006	19.75	5/18/2006	4%
Lipper Fund Ranking / Total Funds in Category						5 / 147
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Portfolio Builder Conservative Fund			3/4/2004	5.05	3/4/2004	50%
Lipper Fund Ranking / Total Funds in Category						107 / 216
RiverSourceSM Portfolio Builder Moderate Conservative Fund			3/4/2004	6.98	3/4/2004	9%
Lipper Fund Ranking / Total Funds in Category						18 / 216
Mixed-Asset Target Allocation Growth Funds
RiverSourceSM Portfolio Builder Moderate Aggressive Fund			3/4/2004	10.03	3/4/2004	25%
Lipper Fund Ranking / Total Funds in Category						121 / 494
Mixed-Asset Target Allocation Moderate Funds
RiverSourceSM Balanced Fund	3.04	94%	4/16/1940	^
Lipper Fund Ranking / Total Funds in Category		109 / 116
RiverSourceSM Portfolio Builder Moderate Fund			3/4/2004	8.81	3/4/2004	22%
Lipper Fund Ranking / Total Funds in Category						66 / 309
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund (2)			6/18/2001	7.31	6/18/2001	37%
Lipper Fund Ranking / Total Funds in Category						146 / 395
RiverSourceSM Portfolio Builder Aggressive Fund			3/4/2004	11.44	3/4/2004	34%
Lipper Fund Ranking / Total Funds in Category						207 / 612
RiverSourceSM Portfolio Builder Total Equity Fund			3/4/2004	12.85	3/4/2004	14%
Lipper Fund Ranking / Total Funds in Category						85 / 612

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns @ POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Mid Cap Core Funds
RiverSourceSM Disciplined Small and Mid-Cap Equity Fund	5.75	4.56				3.48
Lipper Fund Ranking / Total Funds in Category
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	5.75	8.46	6.92	7.90	7.17	•
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Aggressive Growth Fund (2)	5.75	13.97	11.68			18.29
Lipper Fund Ranking / Total Funds in Category
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund	5.75	17.21	19.40	18.14		16.34
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2010 Funds
RiverSourceSM Retirement Plus 2010 Fund	5.75	11.88				10.74
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2020 Funds
RiverSourceSM Retirement Plus 2015 Fund	5.75	13.64				12.42
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2020 Fund	5.75	15.10				13.50
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2030 Funds
RiverSourceSM Retirement Plus 2025 Fund	5.75	15.20				13.49
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2030 Fund	5.75	15.43				14.01
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2040 Funds
RiverSourceSM Retirement Plus 2035 Fund	5.75	15.31				13.27
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2040 Fund	5.75	15.51				13.87
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2045 Fund	5.75	15.17				13.57
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Portfolio Builder Conservative Fund	4.75	3.54	4.07			3.53
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Moderate Conservative Fund	4.75	6.32	6.28			5.42
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Growth Funds
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	5.75	9.70	9.20			8.08
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Moderate Funds
RiverSourceSM Balanced Fund	5.75	9.92	7.91	7.47	2.44	•
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Moderate Fund	5.75	7.64	7.81			6.88
Lipper Fund Ranking / Total Funds in Category
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund (2)	5.75	11.76	10.28	10.68		6.26
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Aggressive Fund	5.75	12.01	10.80			9.47
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Total Equity Fund	5.75	14.26	12.43			10.86
Lipper Fund Ranking / Total Funds in Category

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Multi Cap Value Funds
RiverSourceSM Select Value Fund (2)	591.8	6/29/2007	1.30	21.18	42%	13.57	55%	14.19	19%
Lipper Fund Ranking / Total Funds in Category					176 / 424		176 / 324		45 / 245

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Multi Cap Value Funds
RiverSourceSM Select Value Fund (2)			3/8/2002	11.59	3/8/2002	13%
Lipper Fund Ranking / Total Funds in Category						30 / 236

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns @ POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Multi Cap Value Funds
RiverSourceSM Select Value Fund (2)	5.75	14.21	11.35	12.85		10.35
Lipper Fund Ranking / Total Funds in Category

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Real Estate Funds
RiverSourceSM Real Estate Fund	273.1	6/29/2007	1.55	9.97	66%	21.44	44%
Lipper Fund Ranking / Total Funds in Category					175 / 266		91 / 207
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund (3)	284.2	6/29/2007	0.79	19.81		11.02		10.04
Science & Technology Fund
RiverSourceSM Global Technology Fund	170.0	6/29/2007	1.69	30.62	10%	13.04	14%	17.48	6%
Lipper Fund Ranking / Total Funds in Category					26 / 283		34 / 257		14 / 237
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund (2)	314.2	6/29/2007	1.76	17.42	37%	14.09	38%	14.31	38%
Lipper Fund Ranking / Total Funds in Category					264 / 732		210 / 564		165 / 442
RiverSourceSM Small Cap Value Fund (2)	952.5	6/29/2007	1.49	16.34	47%	14.16	37%	13.34	56%
Lipper Fund Ranking / Total Funds in Category					341 / 732		208 / 564		247 / 442
RiverSourceSM Small Cap Advantage Fund	540.0	6/29/2007	1.32	12.07	85%	11.67	83%	13.27	58%
Lipper Fund Ranking / Total Funds in Category					623 / 732		468 / 564		254 / 442
RiverSourceSM Small Company Index Fund	1,011.4	6/29/2007	0.92	15.24	61%	13.53	48%	13.41	55%
Lipper Fund Ranking / Total Funds in Category					445 / 732		266 / 564		242 / 442
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund (2)	211.1	6/29/2007	1.76	16.60	51%	11.11	59%	9.84	82%
Lipper Fund Ranking / Total Funds in Category					284 / 565		269 / 458		312 / 380
Small Cap Value Funds
RiverSourceSM Disciplined Small Cap Value Fund	42.2	6/29/2007	3.27	10.60	94%
Lipper Fund Ranking / Total Funds in Category					250 / 265

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Real Estate Funds
RiverSourceSM Real Estate Fund			3/4/2004	19.55	3/4/2004	21%
Lipper Fund Ranking / Total Funds in Category						41 / 202
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund (3)			10/25/1999	2.94	10/28/1999
Science & Technology Fund
RiverSourceSM Global Technology Fund	7.38	40%	11/13/1996	6.48	11/14/1996	65%
Lipper Fund Ranking / Total Funds in Category		18 / 45				27 / 41
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund (2)			3/8/2002	10.46	3/8/2002	71%
Lipper Fund Ranking / Total Funds in Category						298 / 424
RiverSourceSM Small Cap Value Fund (2)			6/18/2001	13.19	6/18/2001	30%
Lipper Fund Ranking / Total Funds in Category						110 / 366
RiverSourceSM Small Cap Advantage Fund			5/4/1999	8.85	5/6/1999	87%
Lipper Fund Ranking / Total Funds in Category						212 / 245
RiverSourceSM Small Company Index Fund	10.19	55%	8/19/1996	11.25	8/22/1996	59%
Lipper Fund Ranking / Total Funds in Category		83 / 150				60 / 101
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund (2)			1/24/2001	2.28	1/24/2001	72%
Lipper Fund Ranking / Total Funds in Category						227 / 318
Small Cap Value Funds
RiverSourceSM Disciplined Small Cap Value Fund			2/16/2006	7.25	2/16/2006	93%
Lipper Fund Ranking / Total Funds in Category						237 / 255

A1

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns @ POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Real Estate Funds
RiverSourceSM Real Estate Fund	5.75	3.65	19.07			17.44
Lipper Fund Ranking / Total Funds in Category
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund (3)	N/A	19.81	11.02	10.04		2.94
Science & Technology Fund
RiverSourceSM Global Technology Fund	5.75	23.11	10.83	16.10	6.75	5.89
Lipper Fund Ranking / Total Funds in Category
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund (2)	5.75	10.67	11.86	12.97		9.24
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Cap Value Fund (2)	5.75	9.65	11.93	12.01		12.08
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Cap Advantage Fund	5.75	5.63	9.49	11.93		8.06
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Company Index Fund	5.75	8.61	11.31	12.08	9.54	10.64
Lipper Fund Ranking / Total Funds in Category
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund (2)	5.75	9.89	8.94	8.55		1.35
Lipper Fund Ranking / Total Funds in Category
Small Cap Value Funds
RiverSourceSM Disciplined Small Cap Value Fund	5.75	4.24				2.71
Lipper Fund Ranking / Total Funds in Category

^   Since fund inception returns and rankings are not available.  Actual fund inception date pre-dates data in Lipper database.

(1)  Since inception returns and rankings for periods less than one year in length are cumulative.

(2)  Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

(3)  RiverSourceSM S&P 500 Index Fund data is for D shares.

A1

Ameriprise Financial, Inc.

Fixed Income Fund Performance & Lipper Ranking

As of June 30, 2007

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Taxable Funds
Emerging Markets Debt Funds
RiverSourceSM Emerging Markets Bond Fund	119.6	6/29/2007	1.81	16.50	20%
Lipper Fund Ranking / Total Funds in Category					12 / 60
Equity Market Neutral Funds
RiverSourceSM Absolute Return Currency & Income Fund	103.4	6/29/2007	1.59	11.70	10%
Lipper Fund Ranking / Total Funds in Category					5 / 49
Global Income Funds
RiverSourceSM Global Bond Fund	485.6	6/29/2007	1.38	5.13	46%	4.20	47%	6.44	42%
Lipper Fund Ranking / Total Funds in Category					48 / 105		44 / 93		34 / 80
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	1,887.7	6/29/2007	1.07	11.00	34%	9.45	15%	11.52	27%
Lipper Fund Ranking / Total Funds in Category					150 / 447		54 / 376		83 / 311
RiverSourceSM Income Opportunities Fund	338.1	6/29/2007	1.14	9.89	67%	7.80	59%
Lipper Fund Ranking / Total Funds in Category					298 / 447		219 / 376
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund	245.1	6/29/2007	1.09	5.41	56%	3.50	53%
Lipper Fund Ranking / Total Funds in Category					292 / 522		239 / 450
RiverSourceSM Diversified Bond Fund	2,813.5	6/29/2007	0.97	7.04	6%	4.35	12%	4.50	33%
Lipper Fund Ranking / Total Funds in Category					29 / 522		50 / 450		126 / 387
Loan Participation Funds
RiverSourceSM Floating Rate Fund	753.3	6/29/2007	1.29	7.09	30%
Lipper Fund Ranking / Total Funds in Category					18 / 59
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Income Builder Basic Income Fund	250.8	6/29/2007	4.42	11.60	15%
Lipper Fund Ranking / Total Funds in Category					54 / 380
RiverSourceSM Income Builder Moderate Income Fund	566.6	6/29/2007	2.73	13.72	3%
Lipper Fund Ranking / Total Funds in Category					11 / 380
RiverSourceSM Income Builder Enhanced Income Fund	326.1	6/29/2007	3.08	14.97	2%
Lipper Fund Ranking / Total Funds in Category					4 / 380
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund	148.1	6/29/2007	1.05	5.37	25%	3.33	26%
Lipper Fund Ranking / Total Funds in Category					35 / 143		35 / 136
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	782.1	6/29/2007	1.03	5.18	18%	2.71	55%	2.44	55%
Lipper Fund Ranking / Total Funds in Category					15 / 84		44 / 79		39 / 70
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund	288.2	6/29/2007	0.96	3.43	30%	3.19	41%
Lipper Fund Ranking / Total Funds in Category					36 / 121		29 / 70
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund	409.2	6/29/2007	1.17	5.67	35%	3.64	39%	3.79	33%
Lipper Fund Ranking / Total Funds in Category					26 / 74		28 / 72		21 / 64
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	169.5	6/29/2007	0.87	4.55	35%	4.58	46%	4.22	55%
Lipper Fund Ranking / Total Funds in Category					40 / 114		48 / 105		51 / 92

A2

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Taxable Funds
Emerging Markets Debt Funds
RiverSourceSM Emerging Markets Bond Fund			2/16/2006	8.94	2/16/2006	13%
Lipper Fund Ranking / Total Funds in Category						7 / 54
Equity Market Neutral Funds
RiverSourceSM Absolute Return Currency & Income Fund			6/15/2006	10.51	6/15/2006	12%
Lipper Fund Ranking / Total Funds in Category						6 / 49
Global Income Funds
RiverSourceSM Global Bond Fund	4.76	58%	3/20/1989	7.26	3/23/1989	38%
Lipper Fund Ranking / Total Funds in Category		31 / 53				3 / 7
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	4.74	60%	12/8/1983	8.30	12/8/1983	46%
Lipper Fund Ranking / Total Funds in Category		81 / 134				10 / 21
RiverSourceSM Income Opportunities Fund			6/19/2003	7.97	6/19/2003	59%
Lipper Fund Ranking / Total Funds in Category						207 / 353
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund			6/19/2003	2.25	6/19/2003	66%
Lipper Fund Ranking / Total Funds in Category						270 / 411
RiverSourceSM Diversified Bond Fund	4.89	74%	10/3/1974	9.07	10/3/1974	25%
Lipper Fund Ranking / Total Funds in Category		134 / 181				1 / 3
Loan Participation Funds
RiverSourceSM Floating Rate Fund			2/16/2006	7.13	2/16/2006	13%
Lipper Fund Ranking / Total Funds in Category						7 / 55
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Income Builder Basic Income Fund			2/16/2006	8.81	2/16/2006	12%
Lipper Fund Ranking / Total Funds in Category						40 / 362
RiverSourceSM Income Builder Moderate Income Fund			2/16/2006	10.29	2/16/2006	3%
Lipper Fund Ranking / Total Funds in Category						8 / 362
RiverSourceSM Income Builder Enhanced Income Fund			2/16/2006	11.10	2/16/2006	2%
Lipper Fund Ranking / Total Funds in Category						5 / 362
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund			6/19/2003	2.36	6/19/2003	26%
Lipper Fund Ranking / Total Funds in Category						31 / 119
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	3.97	72%	8/19/1985	6.21	8/22/1985	17%
Lipper Fund Ranking / Total Funds in Category		33 / 45				1 / 5
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund			3/4/2004	2.23	3/4/2004	43%
Lipper Fund Ranking / Total Funds in Category						27 / 63
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund			2/14/2002	4.01	2/14/2002	36%
Lipper Fund Ranking / Total Funds in Category						22 / 61
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	4.63	63%	8/18/1986	5.76	8/31/1986	80%
Lipper Fund Ranking / Total Funds in Category		43 / 68				16 / 19

A2

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns @ POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Taxable Funds
Emerging Markets Debt Funds
RiverSourceSM Emerging Markets Bond Fund	4.75	10.96				5.14
Lipper Fund Ranking / Total Funds in Category
Equity Market Neutral Funds
RiverSourceSM Absolute Return Currency & Income Fund	4.75	6.39				5.46
Lipper Fund Ranking / Total Funds in Category
Global Income Funds
RiverSourceSM Global Bond Fund	4.75	0.14	2.53	5.41	4.25	6.98
Lipper Fund Ranking / Total Funds in Category
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	4.75	5.73	7.69	10.44	4.23	8.07
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Opportunities Fund	4.75	4.67	6.07			6.68
Lipper Fund Ranking / Total Funds in Category
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund	4.75	0.40	1.84			1.02
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Diversified Bond Fund	4.75	1.95	2.67	3.49	4.38	8.91
Lipper Fund Ranking / Total Funds in Category
Loan Participation Funds
RiverSourceSM Floating Rate Fund	4.75	2.00				3.39
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Income Builder Basic Income Fund	4.75	6.30				5.01
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Moderate Income Fund	4.75	8.32				6.44
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Enhanced Income Fund	4.75	9.51				7.22
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund	4.75	0.37	1.67			1.14
Lipper Fund Ranking / Total Funds in Category
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	4.75	0.18	1.06	1.45	3.47	5.97
Lipper Fund Ranking / Total Funds in Category
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund	4.75	-1.49	1.53			0.75
Lipper Fund Ranking / Total Funds in Category
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund	4.75	0.65	1.97	2.78		3.07
Lipper Fund Ranking / Total Funds in Category
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	4.75	-0.41	2.90	3.21	4.12	5.52
Lipper Fund Ranking / Total Funds in Category

A2

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	2,869.1	6/29/2007	1.08	4.52	30%	3.95	54%	3.86	54%
Lipper Fund Ranking / Total Funds in Category					69 / 236		118 / 221		111 / 207
RiverSourceSM Tax-Exempt Bond Fund	756.1	6/29/2007	0.94	4.40	35%	3.94	55%	3.75	60%
Lipper Fund Ranking / Total Funds in Category					82 / 236		120 / 221		124 / 207

Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	4.56	51%	5/7/1979	6.75	5/31/1979	46%
Lipper Fund Ranking / Total Funds in Category		66 / 130				10 / 21
RiverSourceSM Tax-Exempt Bond Fund	4.54	52%	11/24/1976	5.93	11/30/1976	75%
Lipper Fund Ranking / Total Funds in Category		67 / 130				6 / 7

	Annualized Returns @ POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	4.75	-0.45	2.28	2.86	4.05	6.57
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Tax-Exempt Bond Fund	4.75	-0.56	2.27	2.74	4.04	5.76
Lipper Fund Ranking / Total Funds in Category

A2

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $ )	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	81.5	6/29/2007	0.91	3.92	33%	2.98	50%	3.19	55%
Lipper Fund Ranking / Total Funds in Category					51 / 158		71 / 141		62 / 112
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	49.0	6/29/2007	1.08	3.82	47%	3.60	58%	3.43	82%
Lipper Fund Ranking / Total Funds in Category					24 / 51		29 / 49		40 / 48
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	41.9	6/29/2007	1.11	4.01	46%	3.70	63%	3.82	52%
Lipper Fund Ranking / Total Funds in Category					15 / 32		18 / 28		15 / 28
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	322.9	6/29/2007	1.06	3.98	43%	3.63	70%	3.77	62%
Lipper Fund Ranking / Total Funds in Category					19 / 44		29 / 41		26 / 41
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	66.1	6/29/2007	1.20	4.18	51%	3.77	66%	3.90	53%
Lipper Fund Ranking / Total Funds in Category					48 / 94		62 / 94		45 / 84
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	43.5	6/29/2007	1.12	3.91	50%	3.42	58%	3.30	67%
Lipper Fund Ranking / Total Funds in Category					23 / 45		24 / 41		28 / 41

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	3.94	82%	11/13/1996	3.99	11/14/1996	82%
Lipper Fund Ranking / Total Funds in Category		61 / 74				58 / 70
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	4.14	76%	7/2/1987	5.60	7/31/1987	93%
Lipper Fund Ranking / Total Funds in Category		31 / 40				12 / 12
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	4.31	54%	7/2/1987	5.78	7/31/1987	88%
Lipper Fund Ranking / Total Funds in Category		14 / 25				7 / 7
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	4.45	50%	8/18/1986	5.80	8/31/1986	67%
Lipper Fund Ranking / Total Funds in Category		17 / 33				4 / 5
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	4.50	59%	8/18/1986	5.60	8/31/1986	77%
Lipper Fund Ranking / Total Funds in Category		38 / 64				13 / 16
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	4.14	69%	7/2/1987	5.58	7/31/1987	89%
Lipper Fund Ranking / Total Funds in Category		24 / 34				8 / 8

	Annualized Returns @ POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	4.75	-1.02	1.32	2.19	3.43	3.51
Lipper Fund Ranking / Total Funds in Category
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	4.75	-1.11	1.93	2.43	3.64	5.34
Lipper Fund Ranking / Total Funds in Category
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	4.75	-0.93	2.03	2.82	3.80	5.52
Lipper Fund Ranking / Total Funds in Category
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	4.75	-0.96	1.97	2.76	3.94	5.55
Lipper Fund Ranking / Total Funds in Category
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	4.75	-0.77	2.10	2.90	4.00	5.35
Lipper Fund Ranking / Total Funds in Category
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	4.75	-1.03	1.76	2.30	3.63	5.32
Lipper Fund Ranking / Total Funds in Category

(1)  Since inception returns and rankings for periods less than one year in length are cumulative.

A2

Ameriprise Financial, Inc.

Fund Performance & Lipper Ranking

As of June 30, 2007

Source of Data:  Lipper

Rankings based on annualized total returns, excluding sales charges.  Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking Since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date.  When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit.  RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes.  Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

A3

Important Disclosures

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (800) 297-3863, TTY: (800) 846-4852. Read the prospectus carefully before investing.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in small- and mid-capitalization companies often involve greater risk and potential volatility than investments in larger, more established companies.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The investment process used to manage the RiverSource Disciplined Equity Fund employs new technologies and statistical methods that have not previously been used to manage open-end mutual funds. Shareholders should be prepared for the possibility that the Fund may under perform its benchmark. While RiverSource Investments seeks to control trading activity, the Fund may trade more often than other funds in its peer group. Trading activity may result in increased fees, expenses and taxes.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably.  The principal risks of investing in the fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general.  Limited liquidity may affect the ability of the fund to purchase or sell floating rate loans and may have a negative impact on fund performance.  The floating rate loans and securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund’s prospectus for information on these and other risks associated with the Fund.

Portfolio Builder, Income Builder and Retirement Plus Series The RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are “funds of funds” comprised of holdings in several different RiverSource funds, which may include small cap, mid cap, large cap, money market, international, bond and/or other sector funds. Specific risk considerations are discussed in each fund’s prospectus. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio’s shares and investments. See each fund’s prospectus for specific risks that may be associated with the underlying funds.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

A4

Investment products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

RiverSourceSM mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC.   These companies are part of Ameriprise Financial, Inc.

Brokerage, investment and financial advisory services are made available through Ameriprise Financial Services, Inc. Member NASD and SIPC. Ameriprise Bank, FSB, member FDIC, provides certain deposit and lending products and services for Ameriprise Financial Services, Inc. Ameriprise Bank, FSB deposit products are FDIC-insured up to $100,000 per customer.

RiverSource Distributors, Inc. (Distributor), Member NASD. Insurance and annuity products are issued by RiverSource Life Insurance Company, and in New York only by RiverSource Life Insurance Co. of New York, Albany, NY. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuity products in the state of NY.

The Threadneedle group of companies constitutes the Ameriprise Financial international investment platform. The group consists of wholly owned subsidiaries of Ameriprise Financial, Inc. and provides services independent from Ameriprise Financial Services, Inc., including Ameriprise Financial Services’ broker-dealer business.

RiverSource Investments, LLC is an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.  RiverSource Investments LLC also serves as the Investment Manager for the RiverSource mutual funds.

Ameriprise Certificates are issued by Ameriprise Certificate Company and distributed by Ameriprise Financial Services, Inc. Member NASD.

Ameriprise Auto & Home Insurance issues auto, home and umbrella insurance underwritten by AMEX Assurance Company (AMEX Assurance) or IDS Property Casualty Insurance Company (IDS Property Casualty), DePere, WI.

Mortgages and home equity loans are provided by Ameriprise Bank, FSB, an FDIC-insured federal savings bank. Ameriprise Bank, FSB, an Equal Housing Lender, is an Ameriprise Financial Services, Inc. company.

These companies, including Securities America, Inc., Member NASD, are all affiliated with Ameriprise Financial, Inc.

A5

EXHIBIT B

RECONCILIATION TABLES

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended June 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,053	$—	$2,053	Total revenues

Total expenses before separation costs	1,783	84	1,867	Total expenses

Income before income tax provision and separation costs	270	(84)	186	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	75	(30)	45	Income tax provision

Income before separation costs	195

Separation costs, after-tax	54

Net income (GAAP measure)	$141		$141	Net income

B1

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Six Months Ended June 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$4,002	$—	$4,002	Total revenues

Total expenses before separation costs	3,474	151	3,625	Total expenses

Income before income tax provision and separation costs	528	(151)	377	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	144	(53)	91	Income tax provision

Income before separation costs	384

Separation costs, after-tax	98

Net income (GAAP measure)	$286		$286	Net income

B2

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended September 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,977	$—	$1,977	Total revenues

Total expenses before separation costs	1,673	87	1,760	Total expenses

Income before income tax provision and separation costs	304	(87)	217	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	73	(30)	43	Income tax provision

Income before separation costs	231

Separation costs, after-tax	57

Net income (GAAP measure)	$174		$174	Net income

B3

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended December 31, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,161	$—	$2,161	Total revenues

Total expenses before separation costs	1,835	123	1,958	Total expenses

Income before income tax provision and separation costs	326	(123)	203	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	75	(43)	32	Income tax provision

Income before separation costs	251

Separation costs, after-tax	80

Net income (GAAP measure)	$171		$171	Net income

B4

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Twelve Months Ended December 31, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$8,140	$—	$8,140	Total revenues

Total expenses before separation costs	6,982	361	7,343	Total expenses

Income before income tax provision and separation costs	1,158	(361)	797	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	292	$(126)	166	Income tax provision

Income before separation costs	866

Separation costs, after-tax	235

Net income (GAAP measure)	$631		$631	Net income

B5

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended March 31, 2007
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,063	$—	$2,063	Total revenues

Total expenses before separation costs	1,762	85	1,847	Total expenses

Income before income tax provision and separation costs	301	(85)	216	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	81	(30)	51	Income tax provision

Income before separation costs	220

Separation costs, after-tax	55

Net income (GAAP measure)	$165		$165	Net income

B6

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended June 30, 2007
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,182	$—	$2,182	Total revenues

Total expenses before separation costs	1,874	63	1,937	Total expenses

Income before income tax provision and separation costs	308	(63)	245	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	71	(22)	49	Income tax provision

Income before separation costs	237

Separation costs, after-tax	41

Net income (GAAP measure)	$196		$196	Net income

B7

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Six Months Ended June 30, 2007
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$4,245	$—	$4,245	Total revenues

Total expenses before separation costs	3,636	148	3,784	Total expenses

Income before income tax provision and separation costs	609	(148)	461	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	152	(52)	100	Income tax provision

Income before separation costs	457

Separation costs, after-tax	96

Net income (GAAP measure)	$361		$361	Net income

B8

Ameriprise Financial, Inc.

Return on Equity Calculation

(in millions, unaudited)	ROE Excluding Discontinued Operations (1)	Adjustments	Adjusted ROE (2)

Return on Equity Calculation for the Twelve Months Ended:
June 30, 2006
Return	$520	$236	$756
Equity	$7,348	$(291)	$7,057
Return on Equity	7.1%		10.7%

September 30, 2006
Return	$571	$236	$807
Equity	$7,550	$(336)	$7,214
Return on Equity	7.6%		11.2%

December 31, 2006
Return	$631	$235	$866
Equity	$7,588	$(273)	$7,315
Return on Equity	8.3%		11.8%

March 31, 2007
Return	$651	$246	$897
Equity	$7,597	$(215)	$7,382
Return on Equity	8.6%		12.2%

June 30, 2007
Return	$706	$233	$939
Equity	$7,649	$(158)	$7,491
Return on Equity	9.2%		12.5%

(1)   Return on equity is calculated using the 12 month trailing income before discontinued operations in the numerator and the average of shareholders’ equity before the assets and liabilities of discontinued operations as of the last day of the preceding four quarters and the current quarter in the denominator.

(2)   Adjusted return on equity is calculated using adjusted earnings (income before discontinued operations excluding non-recurring separation costs and AMEX Assurance) in the numerator, and equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

B9

Ameriprise Financial, Inc.

Ratio of Earnings to Fixed Charges

											2Q ’07 vs. 2Q ’06	Year-to-Date
(in millions, unaudited)	2 Qtr 2006		3 Qtr 2006		4 Qtr 2006		1 Qtr 2007		2 Qtr 2007		% Change	2006		2007

Ratio of Earnings to Fixed Charges (1)
Earnings	$225		$258		$244		$256		$288		28%	$450		$544
Fixed charges	$39		$42		$41		$40		$42		8%	$73		$82
Ratio of earnings to fixed charges	5.8	x	6.1	x	6.0	x	6.4	x	6.9	x	19%	6.2	x	6.6	x

Ratio of Earnings to Fixed Charges without interest expense on non-recourse debt (1)
Earnings	$225		$258		$244		$256		$288		28%	$450		$544
Interest expense on non-recourse debt:
Interest on debt of CDO consolidated per FIN 46(R)	(5)		(4)		(4)		(4)		(5)		—	(10)		(9)
Interest on debt of Threadneedle managed property fund limited partnerships consolidated per EITF 04-5	(3)		(2)		—		—		—		#	(4)		—
	(8)		(6)		(4)		(4)		(5)		38%	(14)		(9)
Total earnings	$217		$252		$240		$252		$283		30%	$436		$535

Fixed charges	$39		$42		$41		$40		$42		8%	$73		$82
Interest expense on non-recourse debt:
Interest on debt of CDO consolidated per FIN 46(R)	(5)		(4)		(4)		(4)		(5)		—	(10)		(9)
Interest on debt of Threadneedle managed property fund limited partnerships consolidated per EITF 04-5	(3)		(2)		—		—		—		#	(4)		—
	(8)		(6)		(4)		(4)		(5)		38%	(14)		(9)
Total fixed charges	$31		$36		$37		$36		$37		19%	$59		$73

Ratio of earnings to fixed charges without interest expense on non-recourse debt	7.0	x	7.0	x	6.5	x	7.0	x	7.6	x	9%	7.4	x	7.3	x

(1)         See definition of Ratio of Earnings to Fixed Charges included in this supplement.

#          Variance of 100% or greater.

B10

Ameriprise Financial, Inc.

Reconciliation of Adjustments Affecting Historical Statistical Supplement Presentations

(in millions, except share amounts, unaudited)	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007
Future Policy Benefits and Policyholder Account Balances (1)
VUL/UL
Withdrawals and surrenders
Balance - as previously reported	$(244)	$(237)	$(257)	$(264)
Reclass	—	—	—	7
Balance - current presentation	$(244)	$(237)	$(257)	$(257)

Other
Balance - as previously reported	$23	$20	$24	$14
Reclass	—	—	—	(7)
Balance - current presentation	$23	$20	$24	$7

Common shares outstanding (2)
Balance - as previously reported	244.1	242.1	241.4	237.1
Reclass	—	—	—	(0.5)
Balance - current presentation	244.1	242.1	241.4	236.6

Branded advisor clients (in thousands) (3)
Balance - as previously reported	1,950	1,925	1,933	1,939
Change	530	555	549	527
Balance - current presentation	2,480	2,480	2,482	2,466

(1)  A reclass for SOP 05-1, which was included in "Withdrawals and surrenders", is now presented in "Other" for the rollforward on page 21.

(2)  A reclass was made in the Company's 1st Qtr 10-Q filing between Restricted stock awards and Nonforfeitable stock units. This revision appears on page 1.

(3)  Change reflects our company’s client service organization clients and temporarily unassigned clients which were not included previously. This revision appears on page 3.

C1